UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒                        Filed by a Party other than the Registrant     ☐

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☐	Soliciting Material Pursuant to Section 240.14a-12

HD SUPPLY HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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3100 Cumberland Boulevard, Atlanta, Georgia 30339

March 31, 2015

Dear Stockholder:

          It is my pleasure to invite you to attend HD Supply Holdings, Inc.'s annual meeting of stockholders to be held at 12:30 p.m. (Eastern Time) on May 14, 2015. The meeting will be held at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          The accompanying notice of meeting and proxy statement contain important information, including a description of the business that will be acted upon at the meeting, as well as the voting procedures and general information about the meeting. At the meeting, we will also report on the Company's performance and operations and respond to your questions.

          Your vote is important. Whether you plan to attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or, if you received a proxy card by mail, you may sign, date and return the proxy card in the envelope provided. If you plan to attend the annual meeting you may vote in person. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares in person for the matters acted on at the meeting.

          Registration and seating will begin at 12:30 p.m. Each stockholder will be asked to present an admittance ticket (the Notice of Internet Availability that you received by mail) and valid government-issued picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 17, 2015 record date. Cameras and recording devices are not permitted at the meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

          Thank you for your support of HD Supply. We look forward to seeing you at the annual meeting.

Sincerely,
/s/ JOSEPH J. DEANGELO
Joseph J. DeAngelo Chairman of the Board, President and Chief Executive Officer

3100 Cumberland Boulevard, Atlanta, Georgia 30339

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 14, 2015, at 12:30 p.m. Eastern Time.
Place:	Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339. (follow signs in lobby to annual meeting room)
Record Date:	March 17, 2015.
Who May Vote:	Stockholders as of the close of business on March 17, 2015 are entitled to one vote per share at the 2015 annual meeting of stockholders ("Annual Meeting").
Items of Business:	1.	To elect as directors the three persons nominated by the board of directors and named in this proxy statement to serve for terms expiring at our 2018 annual meeting of stockholders;
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2016;
	3.	To act on a stockholder proposal described in this proxy statement, if properly presented at the Annual Meeting; and
	4.	To transact any other business as may properly come before the Annual Meeting.
Annual Meeting Materials:	A copy of this proxy statement and our annual report on Form 10-K for our fiscal year ended February 1, 2015 are available free of charge at http://www.astproxyportal.com/ast/18392/.
Admission:
To attend the meeting in person, please bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).
Date of Mailing:	A Notice of Internet Availability of Proxy Materials or this proxy statement is first being mailed to stockholders on or about March 31, 2015.

          Your vote is important. Please vote as soon as possible by using the Internet or, if you received a proxy card by mail, by signing and returning the proxy card. Instructions for your voting options are described on the proxy card.

By Order of the Board of Directors
/s/ DAN S. MCDEVITT
Dan S. McDevitt
General Counsel and Corporate Secretary
Atlanta, Georgia March 31, 2015

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING

HD SUPPLY HOLDINGS, INC.

3100 Cumberland Boulevard, Atlanta, Georgia 30339

          This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

2015 Annual Meeting Information:

Date:	Thursday, May 14, 2015
Time:	12:30 p.m. Eastern Time
Location:	Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 (follow signs in lobby to Annual Meeting room)
Record Date:	March 17, 2015
Admission:
To attend the meeting in person, you will need your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received by mail), proof of your share ownership as of the record date (such as a brokerage statement), and government-issued photo identification (such as a driver's license).

Items of Business:

Proposals		Board Vote Recommendation	Page Reference (for more information)

1.	Elect three directors nominated by the board of directors	FOR ALL	2, 6, 57

2.	Ratify the appointment of our independent registered public accounting firm	FOR	2-3, 6, 58

3.	Vote on a stockholder proposal regarding greenhouse gas emissions	AGAINST	7, 59-60

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 1

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

Director Nominees

Board Structure

          HD Supply Holdings, Inc. (the "Company") currently has ten directors divided into three classes: three directors in each of Class I and Class II and four in Class III. The terms of office of the three Class II directors expire at the Annual Meeting.

Class II Election

          The three nominees for election as Class II directors are listed below. If elected, the nominees for election as Class II directors will serve for a term of three years and until their successors are elected and qualify. If you sign and return the accompanying proxy card or voting instruction form, your shares will be voted for the election of the three Class II nominees recommended by the board of directors unless you choose to abstain from voting for any of the nominees. If for any reason any nominee is unable to serve or will not serve, such proxies may be voted for a substitute nominee designated by the board of directors as the proxy holder may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

Class II Nominees

          A nominee must receive the vote of a plurality of the votes validly cast at the Annual Meeting represented either in person or by proxy at the Annual Meeting to be elected. Therefore, the three nominees who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class II nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Independent

Betsy S. Atkins	61	2013	Chairperson, APX Labs, LLC	Compensation; N&CG	Yes
Paul B. Edgerley	59	2007	Managing Director, Bain Capital	N&CG (Chair); CD&F	Yes
James A. Rubright	68	2014	Principal, Privet Fund Management, LLC	CD&F (Chair); N&CG	Yes

          Additional information about the three director nominees, as well as our current board of directors who will continue to serve after the Annual Meeting, is provided on pages 14-17.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The board is asking you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2015 fiscal year ending January 31, 2016. Set forth below is summary information with respect to the fees billed to us by

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 2

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

PricewaterhouseCoopers LLP for services provided to us during the fiscal years ended February 1, 2015 and February 2, 2014. For more information, see pages 55 and 56.

Fees Billed	FYE2015 (Fiscal 2014)	FYE2014 (Fiscal 2013)

Audit Fees	$3.4 million	$3.4 million
Audited-Related Fees	N/A	N/A
Tax Fees	$0.9 million	$0.8 million
All Other Fees	N/A	N/A
Total	$4.3 million	$4.2 million

Stockholder Proposal on Greenhouse Gas Emissions

          You are being asked to vote on a stockholder proposal jointly filed by Calvert Investments and Sonen Capital regarding greenhouse gas emissions, if properly presented at the Annual Meeting. For more information, see pages 59-60.

2016 Annual Meeting

          Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholder proposals submitted for inclusion in the proxy statement for our annual meeting of stockholders expected to be held in May 2016 must be received by us by December 2, 2015. For more information, see page 61.

Why am I receiving these proxy materials?

          The accompanying proxy materials have been furnished to you because the Company is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

          The proxy materials include our proxy statement for the Annual Meeting, our annual report on Form 10-K for the fiscal year ended February 1, 2015, and the proxy card or a voting instruction card for the Annual Meeting. The Company has made these proxy materials available to you by Internet or, upon your request, has delivered printed versions of these materials to you by mail, because you owned shares of the Company's common stock at the close of business on March 17, 2015.

          When you vote by using the Internet or by signing and returning the proxy card, you appoint Joseph J. DeAngelo and Dan S. McDevitt (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by using the Internet, or if you received your proxy card by mail, by signing and returning your proxy card. If you vote by Internet, you do not need to return your proxy card.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 3

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          Pursuant to rules adopted by the U.S. Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and reduce the cost to the Company associated with the physical printing and mailing of materials.

Who is entitled to vote?

          Holders of our common stock at the close of business on March 17, 2015 are entitled to vote. March 17, 2015 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the place of the Annual Meeting on May 14, 2015 and will be accessible in electronic form for ten days before the meeting at our principal place of business, 3100 Cumberland Boulevard, Atlanta, Georgia 30339 between the hours of 9:00 a.m. and 5:00 p.m.

To how many votes is each share of common stock entitled?

          Holders of common stock are entitled to one vote per share. On the record date, there were 197,256,618 shares of our common stock outstanding and entitled to vote.

How do I vote?

          Stockholders of record may vote by using the Internet or by mail as described below. Stockholders may also attend the Annual Meeting and vote in person. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker for details on your voting options.

  •
  You may vote by using the Internet.  The address of the website for Internet voting is www.voteproxy.com. Internet voting is available 24 hours a day and will be accessible until 5:00 p.m. Eastern Time on May 13, 2015. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

  •
  You may vote by mail.  If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the provided envelope.

          The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 4

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

Is my vote confidential?

          Confidential voting applies to individual stockholders but not to corporate and institutional stockholders. Our confidential voting policy is set forth in our Corporate Governance Guidelines available at http://ir.hdsupply.com/governance.cfm.

What if I change my mind after I return my proxy?

          You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by one of the following:

  •
  submitting a subsequent proxy by using the Internet or by mail with a later date;

  •
  sending written notice of revocation to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339;

  •
  voting in person at the Annual Meeting.

          If you hold shares through a bank or broker, please refer to your voting instruction card or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

          Attendance at the meeting will not by itself revoke a proxy.

How many votes do you need to hold the Annual Meeting?

          The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

          You are being asked to vote on three items:

  •
  to elect three directors nominated by the board of directors and named in the proxy statement to serve until our 2018 annual meeting of stockholders and until their successors are elected and qualify;

  •
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2015 fiscal year ending January 31, 2016; and

  •
  a stockholder proposal regarding greenhouse gas emissions.

          No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 5

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

How does the board of directors recommend that I vote?

          The board recommends that you vote as follows:

  •
  FOR all director nominees;
  •
  FOR the ratification of the appointment of our independent registered public accounting firm; and
  •
  AGAINST the stockholder proposal regarding greenhouse gas emissions.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

          With respect to the election of directors, you may:

  •
  vote FOR all three nominees for director;
  •
  vote FOR one or more of the nominees for director and ABSTAIN from voting on one or more of the other nominees for director; or
  •
  ABSTAIN from voting on any of the nominees for director.

          The Company's Third Amended and Restated By-Laws (the "Bylaws") provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected.

What happens if a nominee is unable to stand for election?

          If a nominee is unable to stand for election, the board may either:

  •
  reduce the number of directors that serve on the board; or
  •
  designate a substitute nominee.

          If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

  •
  vote FOR the ratification of the accounting firm;
  •
  vote AGAINST the ratification of the accounting firm; or
  •
  ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the holders who are present in person, electronically or by proxy. If you abstain from voting on the proposal or your broker is unable to vote your shares, it will have the same effect as a vote against the proposal.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 6

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

How may I vote for the stockholder proposal regarding greenhouse gas emissions, and how many votes must this proposal receive to pass?

          With respect to this proposal, you may:

  •
  vote FOR the stockholder proposal;
  •
  vote AGAINST the stockholder proposal; or
  •
  ABSTAIN from voting on the proposal.

          In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the Annual Meeting by the holders who are present in person, electronically or by proxy. If you abstain from voting on the proposal or your broker is unable to vote your shares, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

          If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

  •
  FOR all director nominees;
  •
  FOR the ratification of the appointment of our independent registered public accounting firm; and
  •
  AGAINST the stockholder proposal regarding greenhouse gas emissions.

Will my shares be voted if I do not vote by using the Internet or by signing and returning my proxy card?

          If you do not vote by using the Internet or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

          If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances, in accordance with the NASDAQ rules that govern the banks and brokers, if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accountants described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

          The remaining two proposals, the election of director nominees and the stockholder proposal regarding greenhouse gas emissions, are not considered routine matters under the NASDAQ rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 7

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

          We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and uninstructed shares on the proposals?

          Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected. Abstentions are not considered votes cast for or against the nominee under a plurality voting standard. For each other proposal to pass in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority voting power of the shares present in person, electronically or by proxy at the Annual Meeting and entitled to vote. The following table summarizes the board's recommendation on each proposal, the vote required for each proposal to pass, and the effect of abstentions and uninstructed shares (proxy card or voting instruction form returned, but voting instructions not provided) on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares

1	Election of Directors	FOR	The three nominees who receive the most FOR votes properly cast in person, electronically or by proxy and entitled to vote will be elected	No effect	For all board nominees
2	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person, electronically or by proxy and entitled to vote	Count as votes against	Discretionary voting by broker permitted
3	Stockholder proposal regarding greenhouse gas emissions	AGAINST	Majority of the voting power of the shares present in person, electronically or by proxy and entitled to vote	Count as votes against	Against the stockholder proposal

What do I need to show to attend the Annual Meeting in person?

          You must bring your admittance ticket (the Notice of Internet Availability of Proxy Materials that you received in the mail), proof of your share ownership as of March 17, 2015 (such as a brokerage statement or letter from your broker), and government-issued photo identification (such as a driver's license). If you do not have an admittance ticket, proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. Cameras and recording devices are not permitted at the meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

Can I receive future proxy materials and annual reports electronically?

          Yes. This proxy statement and our annual report on Form 10-K for our fiscal year ended February 1, 2015 are available by accessing the website located at http://www.astproxyportal.com/ast/18392/. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 8

GENERAL INFORMATION ABOUT THE 2015 ANNUAL MEETING (continued)

or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

          If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to http://www.astproxyportal.com/ast/18392/ and following the prompts. If you hold shares through a bank or broker, please refer to the notice and voting instruction form, or other information forwarded by your bank or broker, to see how you can enroll for electronic proxy delivery for future meetings.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 9

OUR EXECUTIVE OFFICERS

          The following table sets forth certain information concerning our executive officers. The respective age of each individual in the table below is as of March 31, 2015.

Name	Age	Position

Joseph J. DeAngelo	53	Chairman of the Board, President and Chief Executive Officer
Anesa T Chaibi	48	President and Chief Executive Officer, HD Supply Facilities Maintenance
Evan J. Levitt	45	Senior Vice President, Chief Financial Officer
Dan S. McDevitt	47	General Counsel and Corporate Secretary
Margaret M. Newman	46	Senior Vice President, Human Resources
John A. Stegeman	54	Executive President, HD Supply; President, HD Supply Construction and Industrial - White Cap
John M. Tisera	49	President, HD Supply Power Solutions
Jerry L. Webb	57	Chief Executive Officer, HD Supply Waterworks

          Joseph J. DeAngelo has served as Chairman of the Board, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as Senior Vice President, HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as Senior Vice President, Home Depot Supply, Pro Business and Tool Rental, and from April 2004 through January 2005, he served as Senior Vice President, Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with GE. His final position with GE was President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany.

          Anesa T. Chaibi has served as President and Chief Executive Officer, HD Supply Facilities Maintenance since September 2005. Prior to joining HD Supply, Ms. Chaibi served as General Manager of Global Quality and Commercial Operations for GE Water & Process Technologies. Ms. Chaibi began her career in 1989 in the GE Chemical and Materials Leadership Program. She held roles of increasing responsibility in manufacturing, operations, production, marketing, corporate initiatives, global sourcing, Six Sigma Quality, and as a Business Leader within GE Silicones, Plastics, Power Systems, Industrial Systems, Water & Process Technologies and Infrastructure before leaving to join The Home Depot and then HD Supply. During her career, she also worked for CSC Index as a Strategic Management Consultant. Ms. Chaibi has a bachelor of science in chemical engineering from West Virginia University and an M.B.A. from the Fuqua School of Business at Duke University. Ms. Chaibi currently serves on the board of directors of Regal Beloit Corporation.

          Evan J. Levitt has served as Senior Vice President, Chief Financial Officer since December 2013. Prior to his appointment as Chief Financial Officer, he served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the assistant controller and director of financial reporting from 2004 to 2007. He also served in various management roles at Payless ShoeSource from 1999-2004, including Vice President of Accounting and Reporting. Prior to Payless ShoeSource, he held the role of Audit Manager with Arthur Andersen. Mr. Levitt has a bachelor of science in business administration from Washington University and is a Certified Public Accountant.

          Dan S. McDevitt has served as General Counsel and Corporate Secretary since January 2015, where he is responsible for managing the company's legal function and providing strategic leadership and

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 10

OUR EXECUTIVE OFFICERS (continued)

coordination of legal matters. He joined HD Supply's legal department in 2010 and was promoted to Vice President in 2012. Prior to joining HD Supply, Mr. McDevitt was a partner at the law firm King & Spalding, where he practiced law for thirteen years, primarily focused on securities and corporate governance litigation and related investigations. Before joining King & Spalding, Mr. McDevitt served as a judicial clerk for the Honorable G. Ernest Tidwell on the United States District Court, Northern District of Georgia, and before then was an associate at Sullivan, Hall, Booth, & Smith. Mr. McDevitt received a B.B.A. degree in finance from the University of Notre Dame and a J.D. and LL.M. from the University of Notre Dame Law School.

          Margaret M. Newman joined HD Supply in April 2007 and has served as Senior Vice President, Human Resources since July 2008. Prior to HD Supply, Ms. Newman held senior Human Resources leadership roles at Conseco Insurance Group from August 2005 to April 2007, and at Sears Roebuck and Company from September 1997 to August 2005. She has more than 19 years of business experience in the manufacturing industry, building her expertise in organizational effectiveness; acquisition and integration; benefits design; talent acquisition and management; leadership development and employee engagement. Ms. Newman holds a bachelor's degree in psychology from Coe College and a master's degree in sociology from the University of Wisconsin.

          John A. Stegeman joined HD Supply in April 2010 as Executive President and focused on building the specialty construction and safety business as the President of HD Supply Construction and Industrial — White Cap. Prior to joining HD Supply, Mr. Stegeman was most recently President and Chief Executive Officer of Ferguson Enterprises, headquartered in Newport News, Virginia from 2005 to 2009. He began his career with Ferguson in 1985 as a management trainee and advanced through the company holding various management positions in three of Ferguson's five business groups: Waterworks, Plumbing, and Heating and Air Conditioning. As part of the Ferguson Waterworks business group, Mr. Stegeman served as Senior Vice President before being named Chief Operating Officer of Ferguson in May 2005. Mr. Stegeman received a bachelor's degree from Virginia Tech and has attended advanced management programs at Wharton School of Business, IMD, Duke University's Fuqua School of Business, University of Virginia Darden School of Business and Columbia University.

          John M. Tisera has served as President, HD Supply Power Solutions since January 2015, after having served as its Southeast Region Vice President since October 2013. Prior to that, he was Vice President, Strategic Business Development for HD Supply. Mr. Tisera also served as Vice President, Sales for HD Supply Interior Solutions from 2008 to 2009; and President, HD Supply Hardware Solutions from to 2006 to 2008. Prior to joining HD Supply, Mr. Tisera worked for Stanley-Black and Decker as Vice President of the automotive and storage strategic business unit and Vice President, Consumer Sales in Atlanta, supporting The Home Depot. Prior to Stanley-Black and Decker, Tisera spent 15 years at General Electric, where he held several leadership positions in sales, operations, sourcing, quality and logistics in the aerospace, transportation, motors, appliances and capital business units. Tisera holds a bachelor of science degree in mechanical engineering from Drexel University and is a certified Six-Sigma Black Belt.

          Jerry L. Webb has served as Chief Executive Officer, HD Supply Waterworks since December 2011, and served as President, HD Supply Waterworks from March 2007 through November 2011. Mr. Webb joined the HD Supply team in connection with the acquisition of National Waterworks Holdings, Inc. by HD Supply in August 2005. Mr. Webb has spent his entire career in HD Supply Waterworks and its predecessor companies: National Waterworks, U.S. Filter Distribution Group, Inc. and Davis Water & Waste Industries ("Davis"). Mr. Webb previously served as Vice President of the Southeast Region of

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 11

OUR EXECUTIVE OFFICERS (continued)

National Waterworks from November 2002 through March 2007. He began his career in 1981 with Davis and served in numerous capacities including Sales Representative, Operations Manager, Branch Manager, District Manager and National Sales Manager. Following the acquisition of Davis by U.S. Filter, Mr. Webb served as Vice President for the Southeast Region of U.S. Filter from 1996 until 2002. Mr. Webb holds a B.B.A. degree in accounting from Valdosta State University.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 12

OUR BOARD OF DIRECTORS

The Company's Certificate of Incorporation provides that the board of directors shall consist of not fewer than three nor more than 21 directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the current number of directors at ten, and the Company currently has ten directors.

          The Certificate of Incorporation divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I and Class II each currently have three directors and Class III currently has four directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2017, 2015, and 2016, respectively.

Director	Class

Kathleen J. Affeldt	Class I	– Expiring 2017 Annual Meeting
John W. Alden	Class I	– Expiring 2017 Annual Meeting
Peter A. Leav	Class I	– Expiring 2017 Annual Meeting
Betsy S. Atkins	Class II	– Expiring 2015 Annual Meeting
Paul B. Edgerley	Class II	– Expiring 2015 Annual Meeting
James A. Rubright	Class II	– Expiring 2015 Annual Meeting
James G. Berges	Class III	– Expiring 2016 Annual Meeting
Joseph J. DeAngelo	Class III	– Expiring 2016 Annual Meeting
Patrick R. McNamee	Class III	– Expiring 2016 Annual Meeting
Charles W. Peffer	Class III	– Expiring 2016 Annual Meeting

          At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the three nominees for director whose term expires at the Annual Meeting. Betsy S. Atkins, Paul B. Edgerley and James A. Rubright, our Class II directors, have been nominated for reelection at the Annual Meeting. See "Proposal 1 — Election of Directors" on page 57.

          Directors are elected by a plurality. Therefore, the three nominees who receive the most "FOR" votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card or voting instruction card, your shares will be voted for the election of the three nominees recommended by the board of directors unless you choose to abstain from voting for any of the nominees. If a nominee is unable to serve or will not serve for any reason, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 13

OUR BOARD OF DIRECTORS (continued)

Set forth below is biographical information as well as background information relating to each nominee's and continuing director's business experience, qualifications, attributes and skills, and why the board of directors and Nominating and Corporate Governance Committee believe each individual is a valuable member of the board of directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Nominees
Betsy S. Atkins, Chairperson, APX Labs, LLC	Age 61	Class II – term expiring at 2015 annual meeting Committees: Compensation; N&CG	Director since 2013

Ms. Atkins currently serves as chairperson of APX Labs, LLC, a Google Glass/Smart Glass enterprise software company. She served as President and Chief Executive Officer of Baja Ventures, an independent venture capital firm focused on the technology, renewable energy and life sciences industry, from 1991 through 2008. From 2008 through 2009, Ms. Atkins served as Chief Executive Officer and Chairperson of Clear Standards, Inc., which developed SaaS enterprise level software monitoring carbon emissions, prior to its sale to SAP AG. She previously served as Chairperson and Chief Executive Officer of NCI, Inc., a food manufacturer creating Nutraceutical and Functional Food products, from 1991 through 1993. Ms. Atkins co-founded Ascend Communications, a manufacturer of communications equipment, in 1989, where she was also a member of the board of directors until its acquisition by Lucent Technologies in 1999. Ms. Atkins currently serves on the board of directors of Darden Restaurants, Inc., Polycom, Inc. and Schneider Electric, SA. She has extensive public board experience, including most recently, Ciber, Inc. (2014), Wix.com Ltd. (2013-2014), Reynolds American, Inc. (2004-2010); Chico's FAS, Inc. (2004-2013); SunPower Corporation (2005-2012) and Towers Watson & Co. (2010). She holds a B.A. from the University of Massachusetts.

Director Qualifications: Ms. Atkins has significant entrepreneurial and operational experience with deep technology expertise in cyber, mobile, social and big data analytics, and she also brings to the board extensive knowledge in the areas of executive compensation and corporate governance.
Paul B. Edgerley, Managing Director, Bain Capital Investors, LLC	Age 59	Class II — term expiring at 2015 annual meeting Committees: N&CG (Chair); Corp. Development & Finance	Director since 2007

Mr. Edgerley joined Bain in 1988 and has been a Managing Director since 1990. He currently serves on the board of directors of Apex Tool Group, FTE Automotive, Hero Motorcorp, Sensata Technologies, MYOB Group and Steel Dynamics. Prior to joining Bain, Mr. Edgerley spent five years at Bain & Company where he worked as a Consultant and Manager in the healthcare, information services, retail and automobile industries. Previously, he was a Certified Public Accountant working at Peat Marwick, Mitchell & Company. Mr. Edgerley holds an M.B.A. with distinction from Harvard Business School and a B.S. from Kansas State University.

Director Qualifications: Mr. Edgerley brings to the board extensive experience in corporate strategy development in the industrial and consumer product sectors. He has served as a director of numerous public and private companies during his career in private equity, consulting and accounting. Mr. Edgerley is a director nominee designated by Bain pursuant to the terms of the amended and restated stockholders agreement described under "Related Person Transactions — Stockholders agreement and stockholder arrangements."

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 14

OUR BOARD OF DIRECTORS (continued)

James A. Rubright, Principal, Privet Fund Management, LLC	Age 68	Class II — term expiring at 2015 annual meeting Committees: Corp. Development & Finance (Chair); N&CG	Director since 2014

Mr. Rubright has served as a principal and senior advisor at Privet Fund Management, LLC., a private investment fund management company, since October 2013. He served as Chief Executive Officer of Rock-Tenn Co. from 1999 until his retirement in October 2013, and served as an executive officer of Sonat, Inc. from 1994 to 1999 in various capacities, including head of Sonat's interstate natural gas pipeline group and energy marketing businesses. Prior to 1994, he was a partner in the law firm King & Spalding LLP. Mr. Rubright has served as a member of the board of directors of AGL Resources, Inc., an energy services holding company, since 2001, and Forestar Group, Inc., a real estate and natural resources company, since 2007. He previously served as a member of the board of directors of Avondale, Incorporated, the parent company of Avondale Mills, Inc., from 2003 to 2008, and as Chairman of Rock-Tenn's board from 2000 until his retirement in October 2013. He received a B.A. degree from Yale College and a J.D. degree from the University of Virginia Law School.

Director Qualifications: Mr. Rubright has significant experience in public company management and board leadership, and a deep understanding of operations, strategy and risk management that provides valuable insight to our board. Mr. Rubright is a director nominee designated by Bain pursuant to the terms of the amended and restated stockholders agreement described under "Related Person Transactions — Stockholders agreement and stockholder arrangements."
Continuing Directors
Kathleen J. Affeldt, Retired, Former Vice President, Human Resources, Lexmark International	Age 66	Class I — term expiring at 2017 annual meeting Committees: Compensation (Chair)	Director since 2014

Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM and joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and of BTE Technologies, Inc. since May 2004. Other than SIRVA, Sally Beauty and NCI, she has not served as a director of any other public company in the last five years. Ms. Affeldt attended the State University of New York and Hunter College majoring in Business Administration. She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College.

Director Qualifications: Ms. Affeldt's leadership and expertise in the human resources field, coupled with her operations history, strong business acumen and public company experience, provides insight to the board and is beneficial to the Company as we further evolve.
John W. Alden, Retired; Former Vice Chairman, UPS	Age 73	Class I — term expiring at 2017 annual meeting Committees: Compensation	Director since 2014

Mr. Alden served with United Parcel Service, Inc. ("UPS"), the largest express package carrier in the world, for 35 years, serving on UPS's board of directors from 1988 to 2000. His most recent role at UPS was as vice chairman of the board from 1996 until his retirement in 2000. Mr. Alden is also a director of the following public companies: Silgan Holdings Inc. since 2001 and Arkansas Best Corporation since 2005. He also served as director of Barnes Group Inc. from 2000 to 2014 and Dun and Bradstreet Corporation from 2002 through 2014.

Director Qualifications: Mr. Alden brings to the board extensive experience in strategic planning, worldwide marketing, sales, communications, public relations and logistics and a life-long career in industry.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 15

OUR BOARD OF DIRECTORS (continued)

Peter A. Leav, President & CEO, Polycom, Inc.	Age 44	Class I — term expiring at 2017 annual meeting Committees: Audit	Director since 2014

Mr. Leav is President and Chief Executive Officer of Polycom, Inc. Prior to joining Polycom in 2013, Mr. Leav served as Executive Vice President and President, Industry and Field Operations of NCR Corporation, a global technology company, from June 2012 to November 2013, as Executive Vice President, Global Sales, Professional Services and Consumables of NCR from November 2011 to June 2012, and as Senior Vice President, Worldwide Sales of NCR from January 2009 to October 2011. Prior to joining NCR, he served as Corporate Vice President and General Manager of Motorola, Inc., a provider of mobility products and solutions across broadband and wireless networks, from November 2008 to January 2009, as Vice President and General Manager from December 2007 to November 2008, and as Vice President of Sales from December 2006 to December 2007. From November 2004 to December 2006, Mr. Leav was Director of Sales for Symbol Technologies, Inc., an information technology company. Prior to this position, Mr. Leav was Regional Sales Manager at Cisco Systems, Inc., a manufacturer of communications and information technology networking products, from July 2000 to November 2004. Mr. Leav is currently a member of Polycom's board of directors since 2013. He has not served as a director of any other public company in the last five years. He holds a B.A. from Lehigh University.

Director Qualifications: Mr. Leav brings significant experience leading a global organization, as well as a strong background in operations, general management, sales, communications, and technology services that provides valuable insight to the board.
James G. Berges, Partner, Clayton, Dubilier & Rice, LLC	Age 67	Class III — term expiring at 2016 annual meeting Committees: Corp. Development & Finance; N&CG	Director since 2007

Mr. Berges has served as independent Lead Director of our board since March 2015, and served as Chairman of the board from August 2007 through March 2015. Mr. Berges has been an operating partner of CD&R since 2006. Mr. Berges was President of Emerson Electric Co. from 1999 and served as director of Emerson Electric Co. from 1997 until his retirement in 2005. Emerson Electric Co. is a global manufacturer of products, systems and services for industrial automation, process control, HVAC, electronics and communications, and appliances and tools. He is a director of PPG Industries, Inc., NCI Building Systems, Inc., and Atkore International and chairman of the board of Hussman International, Inc. He also served as director of Diversey, Inc. from 2009 to 2010 and as chairman of the board of Sally Beauty Holdings, Inc. from 2006 to 2012. Mr. Berges holds a B.S. in electrical engineering from the University of Notre Dame.

Director Qualifications: Mr. Berges' former leadership role at a global manufacturer provides our board valuable insight into the numerous operational, financial, and strategic issues we face. Further, Mr. Berges' service on the boards of other public and private companies provides our board insight into the challenges currently faced by companies in a variety of markets.
Joseph J. DeAngelo, Chairman of the Board, President and Chief Executive Officer, HD Supply	Age 53	Class III — term expiring at 2016 annual meeting	Director since 2007

Mr. DeAngelo has served as Chairman of the Board, President and Chief Executive Officer since March 2015, President and Chief Executive Officer since January 2005, and has been a member of our board since August 2007. Mr. DeAngelo served as Executive Vice President and Chief Operating Officer of The Home Depot from January 2007 through August 2007. From August 2005 to December 2006, he served as Senior Vice President, HD Supply. From January 2005 to August 2005, Mr. DeAngelo served as Senior Vice President, Home Depot Supply, Pro Business and Tool Rental and from April 2004 through January 2005, he served as Senior Vice President, Pro Business and Tool Rental. Mr. DeAngelo previously served as Executive Vice President of The Stanley Works, a tool manufacturing company, from March 2003 through April 2004. From 1986 until April 2003, Mr. DeAngelo held various positions with GE. His final position with GE was as President and Chief Executive Officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor's degree in accounting and economics from the State University of New York at Albany.

Director Qualifications: Our CEO has over 31 years of global operating experience, including over 17 years in various leadership roles at General Electric Company and The Home Depot, Inc., including Chief Operating Officer.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 16

OUR BOARD OF DIRECTORS (continued)

Patrick R. McNamee, Executive Advisor, Beecken Petty O'Keefe & Company	Age 55	Class III — term expiring at 2016 annual meeting Committees: Audit; Compensation	Director since 2013

Mr. McNamee currently serves as Executive Advisor to Beecken Petty O'Keefe & Company, a Chicago-based private equity management firm. He served as Executive Vice President and Chief Operating Officer of Express Scripts Holding Company, a pharmacy benefit management company until March 2014. He joined Express Scripts in 2005 as senior vice president and chief information officer, expanding his role to EVP-Chief Operating Officer in 2007. Prior to joining Express Scripts, Mr. McNamee worked for Misys Healthcare Systems, a healthcare technology company, as president and chief executive officer, Physician Systems, from September 2003 to February 2005. Mr. McNamee was employed by various subsidiaries of General Electric Corporation from July 1989 to September 2003, including as president and chief executive officer, GE Surgery, GE Medical Systems, from July 2002 to September 2003; chief information officer and chief quality officer, NBC, from March 2001 to July 2002; and chief information officer and general manager of e-Business, GE Transportation Systems, from March 1999 to March 2001; chief information officer, GE Power Plants, from March 1997 to March 1999; and global product manager, radiology information systems, GE Medical, from 1993 through 1997. He currently serves on the board of directors of Valitàs Health Services, Inc. He attended Marquette University and holds a bachelor's degree in biomedical engineering and a master's degree in electrical engineering.

Director Qualifications: Mr. McNamee brings to the board strategic and operational expertise with a unique combination of business savvy, service and product development, information technology and distribution experience across a variety of industries.
Charles W. Peffer, Retired Partner of KPMG LLP	Age 67	Class III — term expiring at 2016 annual meeting Committees: Audit (Chair)	Director since 2013

Mr. Peffer retired as a partner of KPMG LLP in 2002 after 32 years with KPMG in its Kansas City office. He served as Partner in Charge of Audit from 1986 to 1993 and Managing Partner of the Kansas City office from 1993 to 2000. He currently serves as the Audit Committee chairman on the board of directors of Garmin Ltd., Sensata Technologies, NPC International and the Commerce Funds, a family of eight mutual funds. Mr. Peffer holds a B.A. from the University of Kansas and an M.B.A. from Northwestern University.

Director Qualifications: Mr. Peffer brings to the board extensive practical and management in public accounting and corporate finance, including significant experience with KPMG and its predecessors firms. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 17

GOVERNANCE OF OUR COMPANY

          The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our board operations.

Selecting Nominees for Director

          Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In accordance with our Corporate Governance Guidelines, and on recommendation of the Nominating and Corporate Governance Committee, our board of directors has adopted criteria for the selection of new directors based on the strategic needs of the Company and the board. The Nominating and Corporate Governance Committee will periodically review the criteria adopted by the board and, if deemed desirable, recommend changes to such criteria.

          Pursuant to the criteria adopted by our board of directors, the board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the board based on their business and professional experience, judgment, oversight roles held, age, skills and background. The board also considers the candidate's availability, absence of conflicts, and any applicable independence or experience requirements. The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in experience and skills relevant to the board's performance of its responsibilities in the oversight of the business. For each of the nominees to the board, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating and Corporate Governance Committee in concluding that the nominee should serve as a director of the Company.

          The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate's background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions of the committee and the full board. The Committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

          The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the board of directors. Our Bylaws set forth the requirements for direct nomination by a stockholder of persons for election to

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GOVERNANCE OF OUR COMPANY (continued)

the board of directors. These requirements are described under "Other Information for Stockholders" at the end of this proxy statement.

          Pursuant to a stockholders agreement with the Company, Bain Capital Partners, LLC ("Bain") is currently entitled to nominate (or cause to be nominated) three of the Company's directors. Pursuant to the stockholders agreement, the Company has agreed to use its best efforts to cause the election of such nominees to the board of directors, and Bain has agreed to vote in favor of the election of such nominees. Messrs. Edgerley and Rubright, both Class II nominees, are Bain designees, as well as Patrick McNamee, a Class III director whose term expires at the 2016 annual meeting of stockholders. As of March 17, 2015, an investor group consisting of funds affiliated with Bain held approximately 13.42% of our outstanding common stock. See "Related Person Transactions" on page 24 for additional information.

          Our Chief Executive Officer also serves as a director and as Chairman of the Board.

Director Independence

          The board reviewed director independence during fiscal 2014 and considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. As a result of this review, the board affirmatively determined that all nine of its non-employee directors are independent, and all directors serving on the standing committees of the board satisfy the independence requirements of the NASDAQ and the U.S. Securities and Exchange Commission (the "SEC") relating to directors and Audit, Compensation and Nominating and Corporate Governance Committee members. No director will be deemed independent unless the board has made an affirmative determination that such director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Executive Sessions of our Non-Management Directors

          The Chairman of the Board, or the independent Lead Director if the Chairman is not independent, and the full board separately, have authority to require the board to meet in executive sessions outside the presence of management. The independent directors will meet at regularly scheduled executive sessions without management at least twice per year. In the absence of an independent Chairman, the independent Lead Director will act as chair at such meetings, and if no Lead Director has been appointed or if the Lead Director is not present, the Nominating and Corporate Governance Committee chairperson shall preside over executive sessions and other meetings of the independent directors.

Board Leadership Structure

          As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. As part of its annual self-evaluation process, the board evaluates whether the board leadership

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 19

GOVERNANCE OF OUR COMPANY (continued)

structure provides the optimal structure for the Company. Currently, our Chief Executive Officer, Joseph J. DeAngelo, serves as Chairman of the Board and James G. Berges serves as the independent Lead Director of the board. The respective roles and responsibilities of the Chairman of the Board and independent Lead Director are set forth in the Company's Corporate Governance Guidelines, available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm.

Board's Role in Risk Oversight

          Our board is responsible for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing the Company's risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews of the Company's Foreign Corrupt Practices Act policies, procedures and monitoring. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee oversees the potential risks associated with our compensation policies and practices.

          In addition to the committees' work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives.

          The Company's General Counsel and Corporate Secretary reports directly to our Chief Executive Officer, providing him with visibility into the Company's risk profile. The Company's internal audit staff regularly reports to the Audit Committee, and the General Counsel and our Vice President, Internal Audit have regularly scheduled private sessions with the Audit Committee. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and our Chief Executive Officer, enables the board of directors to effectively oversee the Company's risk management function.

Corporate Governance Guidelines, Committee Charters and Codes of Business Conduct and Ethics

          Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://ir.hdsupply.com/governance.cfm. The charters for each of the Audit, Compensation, Corporate Development and Finance and Nominating and Corporate Governance Committees are also available on our investor relations website.

          We have a long-standing commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics is applicable to all the representatives of our enterprise, including our executive officers and all other employees and agents of our Company and our subsidiary companies, as well as to our directors. A copy of our code is available on the corporate governance section of our investor relations website.

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GOVERNANCE OF OUR COMPANY (continued)

          Our Code of Ethics for Senior Executive and Financial Officers, also available on our investor relations website, applies to our CEO, CFO, Chief Accounting Officer, and any other senior executive or financial officer performing similar functions. Under this code of ethics, our executives are required, among other things, to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, and in other public communications made by the Company; to comply with applicable laws, governmental rules and regulations, including insider trading laws; and to promote the prompt internal reporting of potential violations or other concerns related to the code of ethics to the chair of the Audit Committee, and encourage associates to talk to supervisors, managers or other appropriate personnel when in doubt about the best course of action in a particular situation. Any violation will be subject to appropriate discipline, up to and including dismissal from the Company and prosecution under the law.

          We have also adopted a policy providing procedures by which our in-house and outside attorneys are to report material violations of applicable U.S. federal or state laws, or a material breach of a fiduciary duty, as required by SEC rules.

Committees of the Board of Directors

          Our board of directors has four committees: the Audit Committee, the Compensation Committee, the Corporate Development and Finance ("CD&F") Committee, and the Nominating and Corporate Governance ("N&CG") Committee. The Executive Committee was dissolved, and replaced by the Corporate Development and Finance Committee, effective March 12, 2015.

          The following table shows the current members of each committee and the number of meetings held during fiscal 2014. Mr. DeAngelo is a member of the board but does not serve on any board committee.

Director	Audit	Compensation	N&CG	Executive (dissolved 03-12-2015)	CD&F (formed 03-12-2015)

Kathleen J. Affeldt		✓*
John W. Alden		✓
Betsy S. Atkins		✓	✓
James G. Berges			✓	✓*	✓
Paul B. Edgerley			✓*	✓	✓
Peter A. Leav	✓
Patrick R. McNamee	✓	✓
Charles W. Peffer	✓*
James A. Rubright			✓		✓*
Number of Meetings	8	5	6	0	n/a

✓ = current committee member; * = chair

          Audit Committee.    The Audit Committee has oversight responsibility for, among other things, assisting the board of directors in reviewing our financial reporting and other internal control processes; our financial statements; the independent auditors' qualifications and independence; the performance of our internal audit function and independent auditors; and our compliance with legal and regulatory requirements and our code of business conduct and ethics.

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GOVERNANCE OF OUR COMPANY (continued)

          During fiscal 2014, the Audit Committee held eight meetings. Each member of our Audit Committee meets the independence requirements of the NASDAQ and the SEC, and each is financially literate. Our board has determined that Charles W. Peffer is an audit committee financial expert as defined by the SEC.

          Compensation Committee.    The Compensation Committee has oversight responsibility for, among other things, executive succession planning, the compensation of our executive officers and directors, approving equity grants and other incentive arrangements and authorizing employment-related agreements for our executive officers.

          During fiscal 2014, the Compensation Committee held five meetings. All directors serving on the Compensation Committee meet the NASDAQ independence requirements and the "non-employee director" requirements of SEC Rule 16b-3, and are outside directors under Section 162(m) of the Internal Revenue Code. For additional information about the Compensation Committee's processes and the role of executive officers and compensation consultants in determining compensation, see "Compensation Discussion and Analysis" on page 36.

          Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending candidates to the board of directors for election to our board of directors, reviewing the composition of the board of directors and its committees, developing and recommending to the board of directors corporate governance guidelines that are applicable to us, and overseeing board of directors evaluations.

          During fiscal 2014, the Nominating and Corporate Governance Committee held six meetings. All directors serving on the Nominating and Corporate Governance Committee meet the NASDAQ independence requirements for nominating and corporate governance committees.

          Executive Committee.    The Executive Committee meets between meetings of the board of directors, as needed, and has the power to exercise all the powers and authority of the board of directors with respect to matters delegated to the Committee by the board of directors, except for the limitations under Section 144(c) of the General Corporation Law of the State of Delaware and any applicable limitations under the Company's organizational documents. The Executive Committee held no meetings during fiscal 2014. The Executive Committee was dissolved, and replaced by the Corporate Development and Finance Committee, effective March 12, 2015.

          Corporate Development and Finance Committee.    The Corporate Development and Finance Committee was formed on March 12, 2015 and replaces the Executive Committee. The Committee assists the board in discharging its oversight responsibilities of the Company's financial management and strategic planning, including, investment and transactional responsibilities.

Compensation Committee Interlocks and Insider Participation

          Kathleen J. Affeldt, John W. Alden, Betsy S. Atkins, Brian A. Bernasek, Patrick R. McNamee, Nathan K. Sleeper and Stephen M. Zide were members of the Compensation Committee of our board of directors during fiscal 2014. None of these current or former directors are employees or former employees of the Company. Mr. Bernasek's board service ended on August 27, 2014 and Messrs. Sleeper's and Zide's board service ended on September 5, 2014.

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GOVERNANCE OF OUR COMPANY (continued)

          Messrs. Bernasek, Sleeper and Zide are employed by The Carlyle Group ("Carlyle"), Clayton, Dubilier & Rice, LLC ("CD&R") and Bain, respectively. Bain currently is our only equity sponsor. Carlyle and CD&R sold their remaining shares of the Company's common stock on December 16, 2014. Through December 16, 2014, Carlyle and CD&R had rights under a stockholders agreement, as well as a registration rights agreement. Bain continues to have rights under these agreements. See "Related Person Transactions" on page 24 for details regarding these arrangements.

          None of our executive officers serve as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.

Compensation Practices and Risk Management

          During fiscal 2014, we performed an annual assessment for the Compensation Committee to determine whether the risks arising from any of our compensation policies or practices are reasonably likely to have a material adverse effect on the Company. Our assessment reviewed material elements of executive and non-executive employee compensation. We concluded that these policies and practices do not create any risk that is reasonably likely to have a material adverse effect on the Company.

          We believe that our compensation practices provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics which mitigate excessive risk-taking that could harm our value.

  •
  The financial metrics used to determine the amount of an executive's annual cash bonus are measures the Compensation Committee believes drive long-term stockholder value. The Committee sets ranges for these measures intended to encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall bonus cannot exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the year.

  •
  Vesting requirements over a minimum of three years for our equity awards ensures that our executives' interests align with those of our stockholders over the long term.

  •
  Incentive awards, including stock-based compensation, to our executive officers are subject to clawback pursuant to the Company's clawback policy.

  •
  All executive officers are subject to stock ownership guidelines.

Meetings of the Board of Directors and Attendance at the Annual Meeting

          Our board of directors held four meetings during fiscal 2014. Each of our directors, other than Messrs. Alden and Ledford, attended 100% of the total number of meetings of the board and any committees of which he or she was a member. Mr. Ledford attended 83% of the Nominating and corporate governance committee meetings through January 12, 2015 when his board service with the Company ended, and Mr. Alden attended 50% of the four audit committee meetings after his appointment in April 2014 through November 2014 when he was reassigned to the Compensation Committee. Directors are encouraged to attend our annual meetings and six of our then eleven directors attended the 2014 annual meeting.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 23

GOVERNANCE OF OUR COMPANY (continued)

Plurality Voting for Election of Directors

          The Company's Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most "FOR" votes (among votes properly cast in person, electronically or by proxy) will be elected.

Succession Planning and Management Development

          We are focused on talent development at all levels within our organization. Among the Compensation Committee's key responsibilities is to ensure that management establishes and the committee oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

Policies and Procedures for Related Person Transactions

          We have adopted a related person transactions policy pursuant to which related persons, namely our executives, directors and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us, in which the amount involved exceeds $120,000, without the consent of our Audit Committee or any designated member of the Audit Committee. Any request for us to enter into or materially modify or amend such transactions is required to be presented to our Audit Committee for review, consideration and approval. All of our directors and executive officers are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person's interest in the transaction and, if applicable, the impact on a director's independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Stockholders agreement and stockholder arrangements

          On August 30, 2007, investment funds associated with CD&R, Carlyle and Bain (together, the "Equity Sponsors") entered into a stock purchase agreement with The Home Depot, Inc. ("Home Depot") pursuant to which Home Depot agreed to sell to the Company or to a wholly owned subsidiary of the Company certain intellectual property and all of the outstanding common stock of HD Supply, Inc., our primary operating company and a wholly-owned subsidiary of the Company ("HDS") and a Canadian subsidiary, CND Holdings, Inc. On August 30, 2007, through a series of transactions, the Company's direct wholly-owned subsidiary, HDS Holding Corporation, acquired direct control of HDS and the Canadian subsidiary, CND Holdings, Inc. In connection with the closing of these transactions (the "2007 Transaction"), the Company, the Equity Sponsors and their affiliates and

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 24

GOVERNANCE OF OUR COMPANY (continued)

certain other stockholders of the Company entered into a stockholders agreement (as amended, the "Stockholders Agreement") that contains, among other things, provisions relating to our governance, the disposition of our common stock by the parties thereto and certain approval rights, including the right to remove or terminate our Chief Executive Officer and approve any replacement chief executive officer.

          Following the completion of the Company's initial public offering on July 2, 2013, the Equity Sponsors, as a group, continued to hold more than 50% of the Company's common stock, and Home Depot held less than 10% of the Company's common stock. Upon completion of secondary public offerings by certain of the Company's stockholders on (i) May 7, 2014, and the sale of additional shares to the underwriters pursuant to their option to purchase additional shares on June 4, 2014, and (ii) September 17, 2014, the Equity Sponsors, as a group, held approximately 32% of the Company's common stock and the Company ceased to be a controlled company. On December 16, 2014, Carlyle and CD&R sold their remaining shares of the Company's common stock and ceased to have rights under the Stockholders Agreement. Bain continues to hold approximately 13.42% of the Company's common stock and continues to have rights under the Stockholders Agreement.

Registration Rights Agreement

          We are a party to an amended and restated registration rights agreement (as amended, the "Registration Rights Agreement") with certain of our stockholders, including Bain. The Registration Rights Agreement grants to Bain the right to cause us, at our own expense, to use our reasonable best efforts to register securities held by Bain for public resale, subject to certain limitations. In the event we register any of our common stock, certain of our stockholders, including Bain, also have the right to require us to use our reasonable best efforts to include in such registration statement shares of our common stock held by them, subject to certain limitations, including as determined by the underwriters. The Registration Rights Agreement also provides for us to indemnify certain of our stockholders and their affiliates in connection with the registration of our common stock.

Indemnification agreements

          In connection with the 2007 Transaction, we entered into indemnification agreements with HDS and the Equity Sponsors pursuant to which, following the completion of the 2007 Transaction, we agreed to indemnify the Equity Sponsors, their respective managers, administrative members and the administrative members or general partners of any other investment vehicle that is our stockholder and is managed by such manager or its affiliates and their respective successors and assigns, and the respective directors, officers, stockholders, partners, members, employees, agents, advisors, consultants, representatives and controlling persons of each of them, or of their partners, stockholders or members in their capacity as such, against certain liabilities arising out of performance of the 2007 Transaction, the performance of consulting agreements that were terminated in fiscal 2013, securities offerings by us and certain other claims and liabilities. We also entered into a similar indemnification agreement with Home Depot providing for indemnification of Home Depot, its affiliates, directors, officers, stockholders, partners, members, employees, agents, representatives and controlling persons against certain liabilities arising from securities offerings by us.

          We have also entered into an indemnification agreement with each of our directors. The indemnification agreements provide our directors with contractual rights to the indemnification and

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 25

GOVERNANCE OF OUR COMPANY (continued)

expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement.

Tax sharing arrangements

          In connection with the 2007 Transaction, Home Depot has agreed to be responsible for and pay any taxes that were reportable in a tax return that included Home Depot or any subsidiary of Home Depot and also included HDS or any of its subsidiaries, except for taxes relating to a period before HDS or its subsidiary was acquired, directly or indirectly, by Home Depot. The Internal Revenue Service disallowed certain deductions claimed by us and issued a formal Revenue Agent's Report challenging certain of the cash refunds resulting from our carryback of NOLs to taxable years during which we were a member of Home Depot's U.S. federal consolidated tax group. The carryback of the NOLs was made in accordance with (and subject to the terms of) the Tax Cooperation Agreement. Pursuant to the Tax Cooperation Agreement, if the IRS is ultimately successful with respect to the proposed adjustments, we would be required to reimburse Home Depot an amount equal to the disallowed refunds plus related interest.

          For additional information and recent developments with respect to the tax sharing arrangements, see Item 8, Financial Statements and Supplementary Data, Note 14, Commitments and Contingencies, and Note 18, Subsequent Event, to the Company's audited consolidated financial statements included in the Company's Annual report on Form 10-K for the fiscal year ended February 1, 2015.

Agreements with Home Depot

          Upon the closing of the 2007 Transaction, we entered into the following agreements with Home Depot and/or its affiliates:

  •
  a Strategic Purchase Agreement, as subsequently amended effective February 4, 2013, pursuant to which the parties agreed to terms relating to (i) the purchase by Home Depot U.S.A., Inc. and its affiliates of certain products from HD Supply Hardware Solutions ("Hardware Solutions") for a term to end no later than January 31, 2020, (ii) related intellectual property matters and (iii) the provision of related services;

  •
  a Supplier Buying Agreement, pursuant to which the parties agreed to certain terms and conditions relating to (i) the purchase by Home Depot U.S.A., Inc. and its affiliates of products from Hardware Solutions pursuant to the Strategic Purchase Agreement and (ii) the provision of related in-store services and displays; and

  •
  a Trademark License granting Hardware Solutions the royalty-free right to use a number of trademarks in connection with its activities under the Strategic Purchase Agreement.

          On January 12, 2015, Home Depot completed its acquisition of substantially all of the assets of Hardware Solutions. The Strategic Purchase Agreement, Supplier Buying Agreement and Trademark License terminated as of the effective date of the closing on the acquisition. For additional information on this transaction, see Note 4, Discontinued Operations, to the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2015.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 26

GOVERNANCE OF OUR COMPANY (continued)

          In addition, certain guarantees, surety bonds and letters of credit that Home Depot and/or its affiliates (other than HDS, HD Supply Canada, Inc. and their respective affiliates) entered into prior to the closing of the 2007 Transaction relate to our and our subsidiaries' obligations to landlords, customers and suppliers, and remained in place immediately after the closing of the 2007 Transaction. The Company agreed in the purchase and sale agreement to fully indemnify Home Depot and its affiliates from any losses that arise out of these obligations. The Company also agreed to use its reasonable best efforts to cause itself and/or HDS to be substituted for Home Depot and/or its affiliates and to have Home Depot and its affiliates released in respect of certain such obligations.

Debt Securities of the Company

          As of February 2, 2014, affiliates of certain of the Equity Sponsors beneficially owned approximately $37 million aggregate principal amount of term loans under the Company's senior secured Term Loan Facility issued on April 12, 2012, providing for term loans in an aggregate principal amount of $1,000 million (the "Term Loan Facility"). On February 6, 2014, the Company amended the agreement governing the Term Loan Facility and as a result of the amendment, the ownership of affiliates of certain of the Equity Sponsors was reduced to $30 million. Management of the Company has been informed that, as of February 1, 2015, affiliates of Bain, our only remaining Equity Sponsor, do not beneficially own any part of the Company's debt.

          For additional information on these transactions, see Note 7, Debt, to the Company's audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2015.

Transactions with Other Related Parties

          In connection with our business, we procure products from thousands of suppliers, some of which may be affiliated with the Equity Sponsors. We estimate that we purchased product from affiliates of the Equity Sponsors or directors for approximately $85 million in fiscal 2014. Management believes these transactions were conducted on an arm's-length basis at prices that an unrelated third party would pay.

          Gail T. DeAngelo, who is the sister of Joseph J. DeAngelo, the Company's Chairman of the Board, President and Chief Executive Officer, has been a senior business manager for the Company since January 2008. During fiscal 2014, Ms. DeAngelo received an aggregate of $144,330 in base and bonus compensation. She also receives customary employee benefits. As a senior manager, Ms. DeAngelo is not eligible to participate in our equity compensation plans. Ms. DeAngelo's compensation is within the established range paid to our senior managers.

Communicating with our Board of Directors

          Any stockholder or interested party who wishes to communicate directly with our board of directors, or with any individual director of our board of directors, may do so by writing to Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 or by email at boardcommunications@hdsupply.com. Please specify to whom your letter should be directed. Once the communication is received and reviewed by the General Counsel and Corporate Secretary, it will be promptly forwarded to the addressee, as

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 27

GOVERNANCE OF OUR COMPANY (continued)

appropriate. Advertisements, solicitations for business, requests for employment, requests for contributions or other inappropriate material will not be forwarded to our directors.

Policies Regarding Certain Transactions in Company Securities

          We strongly discourage, but do not prohibit, our directors and executive officers from engaging in short-term trading of Company securities or from hedging their ownership of Company stock. Any such transaction must be pre-cleared with the Company's General Counsel and, to date, no such transactions have been approved.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 28

OWNERSHIP OF SECURITIES

Securities Ownership of Certain Beneficial Owners and Management

          The following tables set forth information as of March 17, 2015 with respect to the beneficial ownership of our common stock by (i) each person known to own beneficially more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group.

          The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of the determination date, which in the case of the following table is March 17, 2015. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

          The percentage of beneficial ownership is based on 197,256,618 shares of our common stock outstanding as of March 17, 2015.

          Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

          The following table sets forth information as to any person known to us to be the beneficial owner of more than five percent of our common stock.

Name and Address	Number of Shares Beneficially Owned	Percent

Bain Capital Integral Investors 2006, LLC(1)	26,463,850	13.42%
JANA Partners LLC(2)	15,712,748	7.97%
Wellington Management Co LLP(3)	13,734,070	6.96%
The VanGuard Group Inc.(4)	9,899,093	5.02%

(1)
Bain Capital Investors, LLC ("BCI") is the administrative member of Bain Capital Integral Investors 2006, LLC ("Integral"). Excludes shares of common stock owned by other parties to the Second Amended and Restated Stockholders Agreement of which Integral may be deemed to share beneficial ownership. Integral disclaims beneficial ownership of such shares. The governance, investment strategy and decision-making process with respect to investments held by Integral is directed by BCI's Global Private Equity Board ("GPEB"), which is comprised of the following individuals: Steven Barnes, Joshua Bekenstein, John Connaughton, Stephen Pagliuca, Michel Plantevin, Dwight Poler and Jonathan Zhu. By virtue of the relationships described in this footnote, GPEB may be deemed to exercise voting and dispositive power with respect to the shares held by Integral. Each of the members of GPEB disclaims beneficial ownership of such shares to the extent attributed to such member solely by virtue of serving on GPEB. The address of each of

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 29

OWNERSHIP OF SECURITIES (continued)

  BCI and Integral is c/o Bain Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, Boston, MA 02116.

(2)
JANA Partners LLC ("JANA"), in its capacity as investment adviser, beneficially owns, and has sole voting and disposition power, with respect to the shares owned by JANA. JANA's address is 767 Fifth Avenue, 8th Floor, New York, NY 10153.

(3)
Wellington Management Group LLP, in its capacity as investment adviser, beneficially owns 13,734,070 shares which are held of record by clients of Wellington Management. Wellington Management has shared voting power with regard to 9,992,348 shares and has shared dispositive power with regard to 13,734,070 shares. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210.

(4)
The VanGuard Group, Inc. ("VanGuard"), in its capacity as investment adviser, beneficially owns 9,899,093 shares. It has sole power to vote or direct to vote 96,510 shares, sole power to dispose of or to direct the disposition of 9,815,683 shares and shared power to dispose or to direct the disposition of 83,410 shares. Vanguard Fiduciary Trust Company, a VanGuard wholly-owned subsidiary, is the beneficial owner of 83,410 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a VanGuard wholly-owned subsidiary, is the beneficial owner of 13,100 shares as a result of its serving as investment manager of Australian investment offerings. VanGuard's address is 100 Vanguard Blvd., Malvern, PA 19355.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 30

OWNERSHIP OF SECURITIES (continued)

          The following table sets forth the beneficial ownership of our common stock as of March 17, 2015 by our current directors and nominees and named executive officers, calculated in accordance with SEC rules and regulations, and all of our directors and executive officers as a group. Unless otherwise indicated, the address for each individual listed below is c/o HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

Directors and Executive Officers	Shares Owned Directly	Stock Options Exercisable Within 60 Days	Restricted Stock Units Vesting Within 60 Days(1)	Vested Deferred Stock Units(2)	Total Shares Beneficially Owned	Percent

Kathleen J. Affeldt	–	–	2,496	–	2,496	*
John W. Alden	6,727	–	3,868	–	10,595	*
Betsy S. Atkins	3,096	–	3,868	–	6,964	*
James G. Berges(3)	35,350	–	1,583	–	36,933	*
Paul B. Edgerley(4)	–	–	3,868	8,176	12,044	*
Peter A. Leav	–	–	2,106	–	2,106	*
Patrick R. McNamee	10,596	–	3,868	–	14,464	*
Charles W. Peffer	6,559	–	3,868	–	10,427	*
James A. Rubright	–	–	2,106	–	2,106	*
Joseph J. DeAngelo(5)	186,236	1,745,595	–	–	1,931,831	1%
Evan J. Levitt	4,213	78,729	–	–	82,942	*
Anesa T. Chaibi	17,484	688,275	–	–	705,759	*
John A. Stegeman	34,657	322,159	–	–	356,816	*
Jerry L. Webb	8,007	353,082	–	–	361,089	*
Ricardo J. Nuñez	14,168	343,616	–	–	357,784	*

Shares held by all directors and executive officers as a group (18 persons)	337,162	3,801,574	27,631	8,176	4,174,543	2.12%

*
Less than 1%

(1)
Each restricted stock unit represents the contingent right to receive one share of the Company's common stock, par value $0.01 per share. The units will vest on May 14, 2015 and will be settled in shares of Company common stock at the time of vesting, except that settlement of the units for Ms. Affeldt and Mr. Edgerley is delayed, pursuant to the director's election, until termination of the director's board service.

(2)
Each deferred stock unit represents the right to receive one share of the Company's common stock, par value $0.01 per share. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

(3)
The 35,350 shares are held by the James G. Berges Revocable Trust.

(4)
Does not include shares of common stock held by Integral. Mr. Edgerley is a Managing Director of Bain Capital Investors, LLC. By virtue of the relationships described in these footnotes, Mr. Edgerley may be deemed to share voting and dispositive power with respect to the shares held by Integral. Mr. Edgerley disclaims beneficial ownership of such securities to the extent of his pecuniary interest therein. Mr. Edgerley's address is c/o Bain Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, Boston, MA 02116.

(5)
160,000 shares of common stock attributed to Mr. DeAngelo in "Shares Owned Directly" were transferred in December 2012 by Mr. DeAngelo to a trust, with respect to which Mr. DeAngelo's wife serves as trustee. Mr. DeAngelo disclaims any beneficial ownership of such shares held by the trust.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 31

DIRECTOR COMPENSATION

2014 Director Compensation

          The following table sets forth the compensation earned or paid to our non-employee directors in fiscal 2014.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)	Total ($)

Kathleen J. Affeldt(3)	13,281	68,940	82,221
John W. Alden(4)	43,125	111,492	154,617
Betsy S. Atkins	69,375	99,988	169,363
James G. Berges(5)	67,500	99,988	167,488
Brian A. Bernasek(3)	54,844	99,988	154,832
Paul B. Edgerley	75,000	99,988	174,988
Peter A. Leav(3)	4,375	56,041	60,416
Gregory S. Ledford(3)	67,500	99,988	167,488
Patrick R. McNamee	71,875	99,988	171,863
Charles W. Peffer	80,000	99,988	179,988
Nathan K. Sleeper(3)(5)	61,875	99,988	161,863
James G. Rubright(3)	3,750	56,041	59,791
Stephen M. Zide(3)	70,313	99,988	170,300

(1)
Messrs. Bernasek, Edgerley, Ledford, Sleeper and Zide elected to convert 2014 cash fees into deferred stock units under the Company's 2013 Omnibus Incentive Plan. Each deferred stock unit represents the right to receive one share of the Company's common stock, par value $0.01 per share. The deferred stock units are fully vested and are settled upon termination of the director's board service.

(2)
The values for stock awards in this column represent the grant date fair value of the restricted stock units granted in fiscal 2014, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Part I, Item 7, Management's Discussion And Analysis Of Financial Condition And Results Of Operations, Critical Accounting Policies, Stock-Based Compensation, and Note 10 "Stock-Based Compensation and Employee Benefit Plans" to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2015. The stock awards vest on the earliest of the one-year anniversary of the May 15, 2014 grant date, the next annual meeting after the grant date, or a change in control. Messrs. Bernasek, Ledford, Sleeper and Zide forfeited their 2014 stock awards on termination of board service before the awards had vested. Ms. Affeldt and Mr. Edgerley elected to defer settlement of their 2014 stock awards until termination of their board service.

(3)
Ms. Affeldt was appointed to the board, and Mr. Bernasek's board service ended, on September 5, 2014. Messrs. Leav and Rubright were appointed to the board, and Messrs. Sleeper's and Zide's board service ended, on October 22, 2014. Mr. Ledford's board service ended on January 12, 2015.

(4)
The stock awards amount for Mr. Alden includes two grants: (i) a grant of 432 restricted stock units ($11,504 FASB ASC Topic 718 grant date fair value) on his appointment in April 2014 which is the prorated annual grant for the 2013 compensation year, which grant vested and was settled in Company common stock in May 2014; and (ii) a grant of 3,868 restricted stock units ($99,988 FASB ASC Topic 718 grant date fair value) which is the annual grant for the 2014 compensation

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 32

DIRECTOR COMPENSATION (continued)

  year, which will vest and be settled in May 2015. The director compensation year runs from the date of the annual stockholders meeting each year.

(5)
Mr. Sleeper assigned his board compensation to CD&R through the date his board service ended on October 22, 2014. Mr. Berges assigned his compensation to CD&R for board service through the date CD&R sold its remaining shares of the Company's common stock on December 16, 2014.

2014 Stock Awards

          The aggregate number of stock awards made under our Board of Directors Compensation Policy and outstanding as of February 1, 2015 for each of our non-employee directors in fiscal 2014 are set forth below.

Name	Restricted Stock Units (#)

Kathleen J. Affeldt	2,496
John W. Alden	3,868
Betsy S. Atkins	3,868
James G. Berges(1)	3,868
Brian A. Bernasek	–
Paul B. Edgerley	3,868
Peter A. Leav	2,106
Gregory S. Ledford	–
Patrick R. McNamee	3,868
Charles W. Peffer	3,868
James A. Rubright	2,106
Nathan K. Sleeper	–
Stephen M. Zide	–

(1)
Pursuant to the Assignment Termination Agreement between Mr. Berges and CD&R dated January 21, 2015, 2,285 of the restricted stock units will be settled to CD&R and the remaining 1,583 restricted stock units will be settled to Mr. Berges.

Narrative Discussion

          The following is a narrative discussion of the material factors which we believe are necessary to understand the information disclosed in the director compensation table.

          Director compensation is provided pursuant to our Board of Directors Compensation Policy. The director compensation year runs from the date of each annual stockholders meeting. Equity and cash compensation for fiscal 2014 was prorated for newly appointed directors from the date of their appointment. The directors appointed by CD&R assigned their compensation to CD&R for board service through the date CD&R sold its stock investment in the Company on December 16, 2014. Mr. DeAngelo does not receive any compensation for service as a director.

          Based upon a review of peer group data, and the significant amount of time that our directors spend in fulfilling their duties as directors, the board voted to make the following changes to our Board of Directors Compensation Policy since our 2014 proxy statement: increase the annual equity retainer from $100,000 to $120,000 ($180,000 for the independent Lead Director); increase the annual cash retainer from $60,000 to $85,000; increase the annual Audit Committee chair retainer from $20,000 to $25,000 and annual Audit Committee member retainer from $10,000 to $12,500; increase the annual Compensation Committee chair retainer from $15,000 to $20,000 and the annual Compensation

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 33

DIRECTOR COMPENSATION (continued)

Committee member retainer from $7,500 to $10,000; added a $25,000 annual cash retainer for any non-employee board chairman, and $75,000 annual cash retainer for any independent lead director, that is in addition to other board retainers, and added retainers for the Corporate Development and Finance Committee formed in March 2015. The elements of our director compensation program are discussed in more detail below.

Equity Compensation

          Each non-employee director receives an annual equity award in the form of restricted stock units under the Company's 2013 Omnibus Incentive Plan. The number of restricted stock units is determined by dividing $100,000 ($180,000 for the independent lead director and $120,000 for other directors effective May 14, 2015) by the closing stock price of a share of Company common stock on the grant date, which is the date of our annual stockholders meeting. Each restricted stock unit represents the contingent right to receive one share of the Company's common stock, par value $0.01 per share. The restricted stock units vest on the earliest of: (1) the one-year anniversary of the grant date, (2) the Company's next annual stockholders meeting, or (3) a change in control, and will be settled upon vesting unless the director elects to defer settlement until termination of board service. A pro rata portion of the award vests upon termination of the director's service due to death, disability or age-75 retirement based on the number of days of service during the year of termination. Equity compensation is prorated for directors who serve less than the full compensation year. Except as described above for terminations due to death, disability or age 75 retirement, restricted stock units are forfeited on termination of board service before the awards have vested.

Cash Compensation

          Each non-employee director is paid an annual cash fee for board service of $60,000 ($85,000 effective November 25, 2014), payable in installments at each quarterly board meeting. In addition, each non-employee director appointed to serve as a member of a standing board committee receives an annual cash retainer of $7,500 ($10,000 for Compensation Committee members effective November 25, 2014), other than Audit Committee members, who receive an annual cash retainer of $10,000 ($12,500 for Audit Committee members effective November 25, 2014). Committee chairs are not eligible to receive the committee retainer, but instead receive a committee chair retainer of $15,000 ($20,000 for the chair of the Compensation Committee effective November 25, 2014), other than the Audit Committee chair who receives a committee chair retainer of $20,000 ($25,000 for the chair of the Audit Committee effective November 25, 2014). Any non-employee board chairman receives an annual cash retainer of $25,000, and any independent lead director receives an annual cash retainer of $75,000, that is in addition to the other cash retainers. Cash fees are prorated for directors who serve less than the full compensation year.

          Directors may elect to convert their cash fees into Company stock in the form of deferred stock units. Each deferred stock unit represents the right to receive one share of the Company's common stock, par value $0.01 per share. The deferred stock units are fully vested and will be settled upon termination of the director's board service.

Travel Expense Reimbursements

          Directors are reimbursed for their reasonable expenses related to board membership, including first-class airfare on a commercial airline for travel to board meetings or for other Company business.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 34

DIRECTOR COMPENSATION (continued)

Stock Ownership Guidelines

          Our independent directors are expected to own shares of Company common stock valued at three times the annual cash board retainer (or $255,000) within five years of their appointment or election to the board, pursuant to the terms of the Stock Ownership Guidelines adopted by the Compensation Committee. Some directors have elected to defer settlement of their vested restricted stock units and deferred stock units until termination of board service. These deferred vested stock units are deemed owned for purposes of the stock ownership guidelines. As of March 17, 2015, Messrs. Berges and McNamee satisfy the stock ownership guidelines. As of the date of the Annual Meeting, assuming a stock price of $25 or more, all directors will satisfy the stock ownership guidelines other than the following recently appointed directors: Mss. Affeldt and Atkins and Messrs. Leav and Rubright.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 35

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

          The following Compensation Discussion and Analysis provides information regarding the material elements of our fiscal 2014 compensation program for our "named executive officers," also referred to as the "NEOs." The named executive officers for fiscal 2014 are our Chief Executive Officer, our Chief Financial Officer, the three other most highly compensated executive officers at the end of fiscal 2014, and a former executive officer. The Compensation Committee (for purposes of this Compensation Discussion and Analysis, the "Committee"), pursuant to its charter, is responsible for establishing, implementing and reviewing on an annual basis our compensation programs and actual compensation paid to our NEOs.

Results of 2014 Say-on-Pay and Frequency of Say-on-Pay Votes

          At our 2014 annual meeting of stockholders, we conducted a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a "say-on-pay" vote, as well as a non-binding advisory vote on the frequency of the say-on-pay vote. Our stockholders approved the compensation of the named executive officers, with 96.64% of the votes cast on the proposal voting in favor of our executive compensation program. Our stockholders approved a frequency of every three years for the say-on-pay vote, with 76.18% of the votes cast on the proposal voting in favor of every three years. The next say-on-pay vote will be conducted at our 2017 annual meeting of stockholders. As the Committee evaluated our executive compensation policies and practices throughout fiscal 2014, it was mindful of the support our stockholders expressed for our philosophy of linking compensation to our overall profitability and the enhancement of stockholder value.

Executive Summary

          Improving market conditions, the Company's execution of key initiatives and cost saving strategies, and the Company's overall financial performance for fiscal 2014, resulted in the following compensation decisions:

  •
  The Committee reviews the base salaries of our named executive officers annually to ensure that our executive officers are fairly compensated. Based on this review and to ensure that the base pay amounts remain competitive for key leaders for 2014, Mr. Levitt received a salary increase of 4.5%, Ms. Chaibi received a salary increase of 4%, Mr. Stegeman received a salary increase of 3%, Mr. Webb received a salary increase of 2%, and Mr. Nuñez received a salary increase of 5.5%. Mr. DeAngelo waived his merit increase for fiscal 2014. The merit increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 47 is salary earned for the relevant fiscal year.

  •
  All of our NEOs earned a cash award under the annual cash incentive program, the Annual Incentive Plan. Our fiscal 2014 performance was below the AIP-adjusted EBITDA target for HD Supply Facilities Maintenance and HD Supply Waterworks. As such, Ms. Chaibi and Mr. Webb earned awards of 95.71% and 75.20% of the target, respectively. Our fiscal 2014 performance exceeded the AIP-adjusted EBITDA target for HD Supply Construction and Industrial — White Cap and the Global Support Center and Mr. Stegeman earned an award of 126.32% of target, and Messrs. DeAngelo and Levitt

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 36

EXECUTIVE COMPENSATION (continued)

      earned an award of 101.69% of target. Pursuant to his separation agreement with the Company, Mr. Nuñez received an award of 100% of target.

  •
  Historically, the Committee made up-front grants of stock options to our NEOs with a significant vesting period, with the intent of making our NEOs founding owners of the Company. To align our compensation practices more closely with the practices of comparable post-IPO companies, the Committee moved to routine annual equity grants during fiscal 2014. The Committee made the first routine annual equity grant to NEOs in March 2014 in the form of restricted stock awards that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date. Mr. Levitt's March 2014 stock award includes: (1) $1 million promotional award granted in connection with his appointment as Chief Financial Officer in December 2013, and (2) $509,983 annual stock award grant.

  •
  Our stock ownership guidelines require our NEOs to own shares having a value equal to base salary (three times base salary for our CEO) within five years of becoming subject to the guidelines in fiscal 2013. The guidelines further our core philosophy that our NEOs should also be owners of our Company. The guidelines are based on our expectation that each NEO will maintain a targeted level of investment in our stock so that the interests of our NEOs and our stockholders are closely aligned and our NEOs have a strong incentive to provide effective management. Messrs. DeAngelo and Stegeman satisfied the targeted ownership guidelines as of March 17, 2015.

Determining Executive Compensation

          At HD Supply, our Human Resources team, in partnership with the Committee, drives the design and implementation of all executive compensation programs. Our finance team heavily supports the process by providing financial analysis and input and review of program design. Except with respect to his own compensation, our Chief Executive Officer has final management-level review of any compensation program before it is sent to the Committee for consideration and approval. The Committee has the task of evaluating and approving our material compensation programs, including our equity compensation program. Management frequently consults with the Committee during the design process to obtain their direction and feedback on how the design of our executive compensation programs support the overall strategy of the Company. As described below, data from outside consultants are also used during the design process to obtain further insight into the features of our compensation program.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 37

EXECUTIVE COMPENSATION (continued)

Philosophy and Objectives

          Our Company and our aspiration to be the "First Choice" is built on the mission of "One Team, Driving Customer Success and Value Creation," a philosophy we believe is best embodied by our SPIRIT values:

Service:	Help our customers succeed by delivering exceptional service and the best total value experience
Performance:	Exceed our commitments everyday to our team, customers, suppliers, stockholders and communities
Integrity:	Always do the right thing and always take the high road
Respect:	Treat team members the way you would like you and your family to be treated
Innovation:	Seek new ways to build a reliable, effective and efficient chain of execution for our customers
Teamwork:	Win together by creating an environment where every individual puts the team first

          The Committee and our management believe that fostering these values requires a performance culture geared toward customer success and sustainable, long-term profitability. The Company's compensation programs are designed to reward achievement of these goals, thereby attracting and retaining talent that will contribute to such a culture. In particular, our executive compensation programs are intended to meet the following objectives:

  •
  to balance commitment, long-term financial success, short-term operational excellence and achievement of short-term goals. This balance includes but is not limited to driving profitable growth while aligning our executives' long-term interests with stockholders' interests.

  •
  to attract, retain and motivate our top executive talent.

  •
  to differentiate rewards based on outstanding individual performance so as to promote a high performance culture.

          In addition, we intend that our compensation programs will be aligned with:

  •
  Our business strategy:  Our compensation programs link pay to our business strategy by rewarding executives upon achievement of profitability, long-term growth, excellence in achievement of short-term operational and financial goals and by reinforcing the "One Team" philosophy.

  •
  Our stockholders' interests:  Through the strategic use of equity-based compensation, the total compensation of our executives is directly linked to the sustained value they create for our stockholders.

  •
  Our goal of retaining and motivating key talent:  To retain the best executive talent, the total compensation opportunity is designed to provide attractive levels of compensation if performance targets are met and upside opportunity when performance targets are exceeded.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 38

EXECUTIVE COMPENSATION (continued)

Compensation Consultant and Use of Comparator Data

          Since 2009, the Company has engaged Pearl Meyer & Partners to provide input with respect to our executive compensation programs, including a market review of the competitiveness of total compensation of our executives and a review of our equity program. A representative from Pearl Meyer & Partners attends our Committee meetings.

          In light of SEC rules, the Company requested and received information from Pearl Meyer & Partners with respect to potential conflicts of interest, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies and procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. Based on an assessment of these factors, including information gathered from directors and executive officers addressing business or personal relationships with the consulting firm or the individual consultants, the Committee concluded that the work of Pearl Meyer & Partners did not raise any conflict of interest.

          In general, neither the Company nor the Committee has exclusively relied on any of the data or advice received from Pearl Meyer & Partners as to the amount of any particular item of compensation. Pearl Meyer & Partners provides input which the Company and Committee take into consideration, as the case may be, on the particular element of compensation under consideration.

Comparator Data

          The Committee reviews compensation levels and practices at comparator companies in setting the compensation of our NEOs and when reviewing or establishing the Company's compensation programs for other associates. The information is used to help the Committee better understand the competitive market and how executives are compensated at other companies that are similar in size or industry, and companies with whom we compete for talent.

          Our breadth of specialty business units makes finding direct comparators challenging. We seek comparators that share a similar industrial distribution model or are a direct competitor to a specific business unit. Companies are therefore included in the comparator group because they (1) operate in the same business as the Company or one of our business units (industrial distribution of building supplies), (2) operate in a similar business (distribution of any product), or (3) operate in a similar business model (business to business). The comparator group was developed by management and the Committee, with input from Pearl Meyer & Partners, and has been used to provide input into both the value of total compensation for executives as well as the relative value of each component of compensation. We do not rely on percentile rankings of compensation within the comparator group to determine specific compensation amounts for the NEOs; rather, the comparator group is used to identify programs and levels of pay which management and the Committee consider when evaluating our own programs.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 39

EXECUTIVE COMPENSATION (continued)

          The comparator group is reviewed and updated each year as appropriate. For fiscal 2014 compensation decisions, we evaluated the composition of our comparator group to ensure that our comparison criteria continues to be appropriate based on our new public company status, which resulted in the following comparator group, consisting of companies in the same or similar business or having a similar business model:

Applied Industrial Technologies, Inc.	Newell Rubbermaid, Inc.
Anixter International, Inc.	Owens & Minor, Inc.
AutoZone, Inc.	Owens Corning
Ball Corp.	Ryder System, Inc.
Dover Corp.	Stanley Black & Decker, Inc.
EMCOR Group, Inc.	Sherwin-Williams Co.
Fastenal Co.	SPX Corp.
Flowserve Corp.	Terex Corp.
Genuine Parts Co.	Watsco, Inc.
Grainger (WW), Inc.	Waste Management, Inc.
Masco Corp.	WESCO International, Inc.
MSC Industrial Direct Co., Inc.	United Stationers, Inc.
Vulcan Materials Co.

Components of Compensation

          The Company believes that the compensation programs it maintains are important in achieving the compensation goals described above. For fiscal 2014, the principal components of compensation for the named executive officers were:

  •
  base salary;
  •
  annual cash incentives;
  •
  equity incentive compensation; and
  •
  benefits and perquisites.

          While our NEOs do not have employment agreements with the Company, each of our NEOs is party to an at-will employment offer letter which contains certain employment and severance arrangements. These severance arrangements are discussed more fully below under "Potential Payments upon Termination or Change in Control."

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 40

EXECUTIVE COMPENSATION (continued)

          The design of each component of compensation fits into the overall executive pay program and supports the philosophy and objectives previously discussed in the following manner:

Pay component	Objective of pay component	Key measures
• Base salary	• Provides competitive pay while managing fixed costs	• Individual performance and contribution • Scope of responsibilities • Experience

• Annual cash incentives	• Focuses on short-term operational metrics that drive and support our long-term strategy	• Achievement of agreed upon operating plan goals in profitability

• Where applicable, creates incentives for performance based on performance of individual NEO's business unit

	• To reward an executive for exemplary achievements against non-financial goals	• Achievement of non-financial goals

• Equity awards	• Aligns executive interests to stockholders by rewarding long-term focus on profitability and value creation for the enterprise	• Growth in stock value • Employment retention through the vesting period of equity awards

• Assists in the retention of key talent

• Creates an "ownership culture"

• Benefits and perquisites	• Benefits provide a safety net of protection in the case of illness, disability or death	• Benefits are provided to executives on the same basis as provided to our salaried associates

	• Perquisites generally enable the executive to perform their duties efficiently and minimize distractions	• Perquisites are valued by our executives at minimal cost to us

          A discussion of each of the components of compensation for the NEOs is below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 41

EXECUTIVE COMPENSATION (continued)

Base Salary

          Base salaries are set to attract and retain top executive talent while managing fixed costs at an appropriate level. The determination of any particular executive's base salary is based on personal performance and contribution, experience in the role, changes to the scope of responsibilities, market rates of pay and internal equity. Each year, the Chief Executive Officer, with input from Human Resources, proposes base salary increases, if any, for all NEOs, excluding himself, based on performance and the Company's merit increase budget prepared by management. His proposal is subject to review and approval (with or without modifications) by the Committee. Changes to Mr. DeAngelo's base rate of pay are initiated and approved by the Committee directly.

          In order to ensure that the base pay amounts remain competitive for key leaders for fiscal 2014, Mr. Levitt received a salary increase of 4.5%, Ms. Chaibi received a salary increase of 4%, Mr. Stegeman received a salary increase of 3%, Mr. Webb received a salary increase of 2%, and Mr. Nuñez received a salary increase of 5.5%. Mr. DeAngelo waived his merit increase for fiscal 2014. The merit increase is effective for the 12-month period beginning in March of each year; the salary reported in the Summary Compensation Table on page 47 is salary earned for the relevant fiscal year.

Annual Cash Incentives

          Annual cash incentives are designed to focus the NEOs on producing superior results against key financial metrics relevant to the Company as a whole or to the individual business units that the NEO leads. By tying a significant portion of the executive's total annual cash compensation to annual variable pay, we reinforce our "pay for performance" culture and focus our executives on critical short-term financial and operational objectives which also support our long-term financial goals.

Annual Incentive Plan

          All of our NEOs participate in the Annual Incentive Plan ("AIP"), which provides cash-based incentives dependent on annual results against the key financial metric described below. AIP target payouts to our NEOs are expressed as a percentage of base salary. Annually, these percentage targets are reviewed against comparator data and adjusted, if necessary, based on the Committee's estimation of what level of targeted payouts is necessary to retain and motivate our executives.

          For fiscal 2014, AIP performance targets were based on AIP-adjusted earnings before interest, taxes, depreciation, and amortization ("AIP-adjusted EBITDA"). For purposes of the AIP, stock-based compensation costs are excluded from AIP-adjusted EBITDA, both as to the targets and as to AIP-adjusted EBITDA as ultimately determined. The measures utilized in establishing performance goals under the AIP generally exclude extraordinary or other nonrecurring or unusual items, restructuring or impairment charges and changes in accounting.

          For fiscal 2014, we viewed AIP-adjusted EBITDA as the key operating metric that would drive business profitability. The AIP provides a threshold level (at which 25% of the target percentage of base salary is earned, except for Facilities Maintenance where threshold level performance earns 50% of the target percentage), a target (or "plan") level (at which 100% of the target percentage of base salary is earned), a 150% level (at which 150% of the target percentage of base salary may be earned), and a maximum level for superior results (at which 200% of the target percentage of base salary may be earned).

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 42

EXECUTIVE COMPENSATION (continued)

          For the NEOs participation in the AIP, the following percentages applied:

	AIP-Adjusted EBITDA Facilities Maintenance		AIP-Adjusted EBITDA Construction and Industrial		AIP-Adjusted EBITDA Waterworks		AIP-Adjusted EBITDA Global Support Center
	Performance Required	Payout % Earned	Performance Required	Payout % Earned	Performance Required	Payout % Earned	Performance Required	Payout % Earned

Threshold	95% of Plan	50%	80% of Plan	25%	90% of Plan	25%	90% of Plan	25%
Plan	100% of Plan	100%	100% of Plan	100%	100% of Plan	100%	100% of Plan	100%
150% Payout	104% of Plan	150%	110% of Plan	150%	110% of Plan	150%	107% of Plan	150%
200% Payout	107% of Plan	200%	117% of Plan	200%	117% of Plan	200%	116.8% of Plan	200%

Payout = Salary × Target % of Salary × Payout % Earned

          For fiscal 2014, the AIP goal for the Global Support Center was an AIP-adjusted EBITDA of $888.5 million. The Committee, in approving the plan goals in February 2014, viewed this level as appropriate in order to keep the primary focus on adjusted EBITDA. Our AIP-adjusted EBITDA for fiscal 2014 was $890.7 million, which includes EBITDA results for the HD Supply Hardware Solutions business that was owned for approximately 49 of 52 weeks during fiscal 2014. As a result, Messrs. DeAngelo, Levitt and Nuñez earned an incentive award of 101.69% of the target award.

          As President of HD Supply Facilities Maintenance, Ms. Chaibi's AIP payout is based on the financial performance of Facilities Maintenance. For fiscal 2014, Facilities Maintenance's financial goal was a AIP-adjusted EBITDA of $492.9 million. Facilities Maintenance's AIP-adjusted EBITDA for fiscal 2014 was $490.8 million. As a result, Ms. Chaibi earned an incentive award of 95.71% of the target award.

          As President of HD Supply Construction and Industrial — White Cap, Mr. Stegeman's AIP payout is based on the financial performance of Construction and Industrial — White Cap. For fiscal 2014, Constructional and Industrial — White Cap's financial goal was an AIP-adjusted EBITDA of $105.5 million. Construction and Industrial — White Cap's AIP-adjusted EBITDA was $111.1 million. As a result, Mr. Stegeman earned an incentive award of 126.32% of the target award.

          As Chief Executive Officer of HD Supply Waterworks, Mr. Webb's AIP payout is based on the financial performance of HD Supply Waterworks. For fiscal 2014, HD Supply Waterworks' financial goal was an AIP-adjusted EBITDA of $204.8 million. HD Supply Waterworks' AIP-adjusted EBITDA was $198 million. As a result, Mr. Webb earned an incentive award of 75.20% of the target award.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 43

EXECUTIVE COMPENSATION (continued)

          Fiscal 2014 performance resulted in the following payments being made to our NEOs under the AIP:

	Target % (expressed as a % of base salary)	AIP-Adjusted EBITDA payout % earned	Aggregate AIP payment ($)

Joseph J. DeAngelo	150%	101.69%	1,525,350
Evan J. Levitt	60%	101.69%	216,783
Anesa T. Chaibi	100%	95.71%	549,145
John A. Stegeman	100%	126.32%	943,295
Jerry L. Webb	60%	75.20%	173,460
Ricardo J. Nuñez	60%	100.00%	262,062

          For fiscal 2015, the Committee has approved adding a performance goal to the AIP for average working capital as a percent of sales, with an 80% EBITDA and 20% average working capital target payout weighting. The average working capital measure is intended to increase the focus on cash management across the Company, to avoid creating disincentives for investment in growth, and to reward teams for incremental annual improvements in working capital while continuing to grow EBITDA. Average working capital as a percent of sales will be computed by averaging the ending gross working capital at the end of each fiscal month divided by the fiscal year sales. Gross working capital was selected to focus on operational working capital and mitigate any incentive to alter results through adjustments to accruals or reserves.

Equity Incentive Compensation

          Our NEOs participate in the Company's 2013 Omnibus Stock Incentive Plan (the "Omnibus Stock Plan"). The Omnibus Stock Plan was approved by the board and stockholders on June 26, 2013 and replaced and succeeded the HDS Investment Holding, Inc. Stock Incentive Plan ("Pre-IPO Stock Plan") that was adopted by the board shortly following our separation from Home Depot (collectively, the Omnibus Stock Plan and the Pre-IPO Stock Plan are referred to as the "Stock Plan"). Upon adoption of the Omnibus Stock Plan, the Pre-IPO Stock Plan terminated and no future awards will be made under that plan. However, awards previously granted under the Pre-IPO Stock Plan are unaffected by the termination of Pre-IPO Stock Plan.

          The Company believes that granting equity awards under the Stock Plan is the most effective way to align executive performance to our key goal of increasing value for the Company's stockholders. The view of our board is that, assuming that our management is successful in increasing the value of the Company, equity awards under the Stock Plan will have the highest potential value for all participants as a percentage of total compensation.

          Historically, our board believed the best way to accomplish these goals was to provide one up-front grant of stock options with a significant vesting period and, at the same time, provide the opportunity to purchase additional shares of our common stock. Therefore, our NEOs were granted options to purchase shares of the Company common stock and were also offered the opportunity to purchase additional shares of Company common stock. The program makes "founding owners" of our NEOs and is intended to motivate them to increase the value of the Company, and therefore our share price, over time. The vesting component is intended to maximize the retentive effect of the option grants. The up-front nature of the option grants was intended to position our executives for the highest

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 44

EXECUTIVE COMPENSATION (continued)

possible return (because, if the share value of the Company increases over time, annual or other periodic grants would have higher strike prices and, therefore, less intrinsic value to our executives).

          While the Committee did not historically make routine annual equity grants to any of our NEOs or other executives, the Committee determined in fiscal 2014 to move to routine annual equity grants going forward in order to more closely align our compensation practices with those of comparable post-IPO companies. The Committee made the first routine annual equity grant to our NEOs in March 2014 in the form of restricted stock awards that vest in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through the vesting dates. In March 2015, the Committee approved the following restricted stock grants for the NEOs. These grants will be reported in our 2016 proxy statement.

Name	Restricted Stock (#)

Joseph J. DeAngelo	139,178
Evan J. Levitt	24,725
Anesa T. Chaibi	49,909
John A. Stegeman	38,974
Jerry L. Webb	13,376
Ricardo J. Nuñez	–

Benefits and Perquisites

          The benefits provided to our NEOs are the same as those generally provided to our other salaried associates and include medical, dental and vision insurance, basic life insurance and accidental death and dismemberment insurance, short and long-term disability insurance and a 401(k) plan. Our NEOs are also eligible to participate in the Company's broad-based employee stock purchase plan, which provides a 5% discount off the market price of Company stock at the time of purchase.

          Our executives participate in a limited number of perquisite programs. We maintain these programs because they are valued by our NEOs but impose relatively little cost to us.

          All of the NEOs participate in the Executive Basic Life Insurance Plan. Under this plan, the beneficiary of a participant who dies while employed by us is entitled to a lump sum payment of $500,000. The participant owns the insurance policy, and the Company pays the premium on his or her behalf. The value of the premium ranges from $900 to $2,580 and is fully taxable. At the end of the year, each participant receives an additional payment equal to the gross amount of taxes paid on the benefit. This additional payment is also fully taxable and is grossed up.

          Other benefits provided to our NEOs include use of a Company car, the purchase of a Company car for less than market value and reimbursement for financial planning services. The value of providing Company cars and reimbursement for financial planning services is taxable and is grossed up to avoid reducing the value of the benefits. Each of our NEOs received a $15,000 financial planning services benefit for fiscal 2014, other than Mr. DeAngelo who received an $18,000 benefit. Our NEOs received a Company car benefit for fiscal 2014 ranging from $7,849 to $19,068.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 45

EXECUTIVE COMPENSATION (continued)

          Because the Company's business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team, all NEOs are strongly encouraged to take advantage of comprehensive executive physical examinations paid for by the Company. The value of executive physical examinations for our NEOs for fiscal 2014 ranged from $0 to $3,099.

Deductibility of Compensation

          Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to certain "covered employees," unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. Pursuant to applicable Treasury regulations, Section 162(m) does not apply to compensation paid or stock options or restricted stock granted under the compensation agreements and plans described in our initial public offering prospectus during the reliance transition period ending on the earlier of the date the agreement or plan is materially modified or the first stockholders meeting at which directors are elected during 2017. While we will continue to monitor our compensation programs in light of Section 162(m), the Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our Company and our stockholders, particularly as we continue our transition from a private to a public company. As a result, we have not adopted a policy requiring that all compensation be deductible and the Committee may conclude that paying compensation at levels that are subject to limits under Section 162(m) is nevertheless in the best interests of our Company and our stockholders.

Risk Assessment

          During fiscal 2014, management and the Committee conducted a comprehensive assessment and evaluation of the potential risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. Based on our approach of compensating our associates for the financial success of the Company as a whole and other elements of our compensation system, we concluded that our compensation policies and practices, do not encourage undue risk-taking and do not create any risk that is reasonably likely to have a material adverse effect on the Company.

Policy on Recovering Incentive Compensation in the Event of a Restatement

          The board adopted a clawback policy that provides us with the ability to require reimbursement or cancellation of any bonus or other incentive-based compensation, including stock-based compensation, awarded or paid to any current or former executive officer of the Company during the three-year period prior to a restatement if the incentive compensation was predicated upon the achievement of financial results that were subsequently the subject of restatement, the executive officer engaged in fraud or intentional misconduct that was a substantial contributing cause to the need for the restatement, and a lower award would have been made to the executive officer based upon the restated financial results. The policy applies to incentive compensation awarded, vesting or paid to an executive officer after the effective date of the policy on July 2, 2013. The policy is in addition to the requirements of applicable law and other legal remedies available to the Company.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 46

EXECUTIVE COMPENSATION (continued)

Summary Compensation Table for Fiscal 2014

          The following table sets forth the compensation of our Chief Executive Officer, Chief Financial Officer, the three other most highly compensated executive officers, and a former executive officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Joseph J. DeAngelo	2014	1,000,000	–	3,999,994	–	1,525,350	50,161	6,575,505
Chief Executive Officer	2013	975,961	–	–	1,525,200	1,304,539	44,589	3,850,289
	2012	875,000	–	–	–	1,462,344	38,127	2,375,471
Evan J. Levitt	2014	352,946	120,000	1,509,983	–	216,783	51,873	2,251,585
Chief Financial Officer	2013	283,269	160,000	–	–	108,256	4,503	556,028
	2012	271,115	28,000	–	–	118,551	15,967	433,633
Anesa T. Chaibi	2014	570,364	–	1,103,375	–	549,145	54,664	2,277,548
President, Facilities Maintenance	2013	546,639	–	–	889,700	560,801	197,648	2,194,788
	2012	549,959	–	–	–	901,679	50,284	1,501,922
John A. Stegeman	2014	743,404	–	724,984	–	943,295	45,364	2,457,047
President, Construction and Industrial	2013	725,000	160,000	–	586,300	276,105	127,296	1,874,701
	2012	725,000	–	–	–	1,184,807	35,209	1,945,016
Jerry L. Webb	2014	383,281	71,000	565,336	–	173,460	104,604	1,297,681
Chief Executive Officer, Waterworks	2013	365,135	100,000	–	586,300	152,153	47,758	1,251,346
	2012	371,077	–	–	–	140,404	30,680	542,161
Ricardo J. Nuñez	2014	433,267	–	620,996	–	262,062	1,431,706	2,748,031
Former General Counsel	2013	411,308	100,000	–	586,300	216,032	65,816	1,379,456
	2012	402,404	68,613	–	–	267,400	191,599	930,016

(1)
A discretionary retention bonus in the amount of $120,000 was provided to Mr. Levitt in connection with his prior role as Vice President, Controller pursuant to his August 14, 2013 retention agreement with the Company. The August 14, 2013 retention agreement provided for total payments of $180,000, payable in three equal annual installments in December 2013, 2014 and 2015. The reported $120,000 bonus represents the acceleration and payment to Mr. Levitt in March 2014 of the remaining two installment payments due under the retention agreement. A $71,000 discretionary bonus was awarded to Mr. Webb in lieu of providing the Company car benefit available to the other NEOs.

(2)
Amounts set forth in the Stock Awards column represents the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Information about the assumptions used to value these awards can be found in Part I, Item 7, Management's Discussion And Analysis Of Financial Condition And Results Of Operations, Critical Accounting Policies, Stock-Based Compensation, and Note 10 "Stock-Based Compensation and Employee Benefit Plans" to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2015. There were no equity award forfeitures by the named executive officers during fiscal 2014. Mr. Levitt's stock award is comprised of: (1) $1 million promotional award granted in connection with his appointment as Chief Financial Officer in December 2013, and (2) $509,983 annual stock award grant.

(3)
Non-equity incentive plan compensation reflects amounts earned for fiscal 2014 under the AIP. See "Compensation Discussion and Analysis — Components of Compensation — Annual Cash Incentives" for a discussion of the AIP in fiscal 2014.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 47

EXECUTIVE COMPENSATION (continued)

(4)
The All Other Compensation column for fiscal 2014 is made up of a matching contribution under our 401(k) plan, executive physical, life insurance, use of a Company car, financial planning assistance perquisites, tax gross-ups on perquisites and bonus paid in lieu of car benefit, and severance payments with respect to Mr. Nuñez. The incremental cost of personal use of a Company car is based on the taxable value used to impute taxable income to the named executive officers in accordance with Internal Revenue Service regulations. The incremental cost of other perquisites is based on actual cost to the Company. The following identifies the perquisites for fiscal 2014 that are required to be quantified by SEC rules.

Name	Tax Gross-Up Perquisites

Joseph J. DeAngelo	16,062
Evan J. Levitt	16,098
Anesa T. Chaibi	19,469
John A. Stegeman	15,939
Jerry L. Webb	73,636
Ricardo J. Nuñez	19,057

  The All Other Compensation amount for Mr. Nuñez includes compensation the Company is obligated to make to Mr. Nuñez in connection with his employment separation on April 1, 2015, which expenses were accrued by the Company during fiscal 2014. The following table identifies his separation-related All Other Compensation:

Separation-Related All Other Compensation
Name	Options(1)	Severance(2)	Employee Benefits(3)	Company Car(4)	Tax Gross-Ups(5)

Ricardo J. Nuñez	407,726	873,540	18,955	35,110	34,607

(1)
Represents equity compensation expense accrued, in accordance with FASB ASC Topic 718, for the accelerated vesting of option awards on employment separation and extension of the exercise period with respect to such options.

(2)
Represents two years of salary continuation payments pursuant to Mr. Nuñez's employment offer letter with the Company, as more fully described below in the section of this proxy statement entitled "Potential Payments Upon Termination or Change in Control"

(3)
Represents health insurance continuation coverage, outplacement benefit, laptop and cell phone; $18,455 was accrued in FY2014.

(4)
Represents the purchase of a Company car for less than market value; $35,110 is the cost to the Company to break the lease on the car.

(5)
Represents tax gross-ups on employee benefits and purchase of the Company car; $20,950 was accrued in FY2014.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 48

EXECUTIVE COMPENSATION (continued)

Grants of Plan-Based Awards for Fiscal 2014

          The following table provides information concerning awards granted to our NEOs in fiscal 2014 under any plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
						All other stock awards: Number of shares of stock or units(2) (#)
Name	Grant Date	Threshold ($)	Target ($)	150% ($)	Maximum ($)

Joseph J. DeAngelo
2014 AIP	02/20/14	375,000	1,500,000	2,250,000	3,000,000	–
Omnibus Incentive Plan	03/06/14	–	–		–	165,289
Evan J. Levitt
2014 AIP	02/20/14	53,295	213,180	319,770	426,360	–
Omnibus Incentive Plan	03/06/14					62,396
Anesa T. Chaibi
2014 AIP	02/20/14	286,880	573,759	860,639	1,147,518	–
Omnibus Incentive Plan	03/06/14	–	–		–	45,594
John A. Stegeman
2014 AIP	02/20/14	186,688	746,750	1,120,125	1,493,500	–
Omnibus Incentive Plan	03/06/14	–	–		–	29,958
Jerry L. Webb
2014 AIP	02/20/14	57,666	230,665	345,998	461,330	–
Omnibus Incentive Plan	03/06/14	–	–	–	–	23,361
Ricardo J. Nuñez
2014 AIP	02/20/14	65,516	262,062	393,093	524,124	–
Omnibus Incentive Plan	03/06/14	–	–		–	25,661

(1)
The AIP sets the threshold payout at 25% of the target payout, except with respect to Ms. Chaibi whose threshold payout is 50% of the target payout. There is a payout of 150% of the target payout for above-target performance. The maximum payout is 200% of the target payout. A discussion of the AIP in fiscal 2014 is under "Compensation Discussion and Analysis — Components and Compensation — Annual Cash Incentives."

(2)
Mr. Levitt's 2014 stock award is comprised of the following FASB ASC Topic 718 grant date fair values: (1) $1 million promotional award granted in connection with his appointment as Chief Financial Officer in December 2013, and (2) $509,983 annual stock award grant.

Narrative disclosure to summary compensation table and grants of plan-based awards table

Stock Plan

          The Stock Plan and a restricted stock agreement govern each restricted stock award and provide, among other things, the vesting provisions of the award. The holder of a restricted stock award has rights as a stockholder with respect to the shares subject to such award, including voting rights and the right to receive dividends or dividend equivalents. The Company does not currently pay dividends on its common stock. The restricted stock grant on March 6, 2014 vests in four equal annual installments on each of the first through fourth anniversaries of the grant date, subject to continued employment through such date. See "Potential Payments Upon Termination or Change in Control" on page 51 for information regarding the cancellation or acceleration of vesting of restricted stock awards upon an option holder's termination of employment or a change in control of the Company.

Employment Offer Letters

          Each of our named executive officers has an at-will employment offer letter from the Company. See "Potential Payments Upon Termination or Change in Control" on page 51 for a summary of the material provisions of these offer letters.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 49

EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal 2014 Year End

          The following table sets forth the unexercised and unvested option and stock awards held by named executive officers at fiscal 2014 year end. Each equity grant is shown separately for each named executive officer.

	Option Awards(1)
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable			Stock Awards(2)
Name			Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Joseph J. DeAngelo	–	148,800	$18.00	06/26/2023	165,289	4,765,282
	387,095	–	$8.30	04/10/2021
	308,750	123,500	$8.30	02/03/2020
	741,000	185,250	$20.00	02/03/2020
Evan J. Levitt	34,562	–	$8.30	04/10/2021	62,396	1,798,877
	7,333	4,334	$8.30	02/03/2020
	26,000	6,500	$20.00	02/03/2020
Anesa T. Chaibi	–	86,800	$18.00	06/26/2023	45,594	1,314,475
	460,829	–	$8.30	04/10/2021
	26,758	26,759	$8.30	02/03/2020
	160,549	40,138	$20.00	02/03/2020
John A. Stegeman	–	57,200	$18.00	06/26/2023	29,958	863,689
	23,044	–	$8.30	04/10/2021
	55,115	43,334	$8.30	06/07/2020
	260,000	65,000	$20.00	06/07/2020
Jerry L. Webb	–	57,200	$18.00	06/26/2023	23,361	673,498
	143,132	–	$8.30	04/10/2021
	148,200	37,050	$20.00	02/03/2020
	–	24,700	$8.30	02/03/2020
Ricardo J. Nuñez	–	57,200	$18.00	06/26/2023	25,661	739,807
	69,124	–	$8.30	04/10/2021
	42,333	20,584	$8.30	02/03/2020
	123,500	30,875	$20.00	02/03/2020

(1)
Unexercisable stock options as of the end of fiscal 2014 vest as follows, subject to continued employment through such date: (1) options with a 6/26/2023 expiration date vest in full on June 26, 2016; (2) options with a 2/3/2020 expiration date vested in full on February 3, 2015; and (3) options with a 6/7/2020 expiration date vest in full on June 8, 2015.

(2)
Unvested stock awards as of the end of fiscal 2014 vest in four equal annual installments on each of the first through fourth anniversaries of the March 6, 2014 grant date, subject to continued employment through the vesting dates. Mr. Levitt's 2014 stock award is comprised of the following FASB ASC Topic 718 grant date fair values: (1) $1 million promotional award granted in connection with his appointment as Chief Financial Officer in December 2013, and (2) $509,983 annual stock award grant.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 50

EXECUTIVE COMPENSATION (continued)

Option Exercises and Stock Vested for Fiscal 2014

          The following table sets forth the options exercised by the named executive officers during fiscal 2014. No stock awards vested during fiscal 2014.

	Option Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)

Joseph J. DeAngelo	351,150	7,502,905
Evan J. Levitt	10,000	214,500
Anesa T. Chaibi	53,517	894,530
John A. Stegeman	141,256	2,909,499
Jerry L. Webb	140,000	2,696,489
Ricardo J. Nuñez	40,000	858,629

Pension Benefits and Nonqualified Deferred Compensation for Fiscal 2014

          We do not provide any defined benefit plans or nonqualified deferred compensation plans to our named executive officers.

Potential Payments Upon Termination or Change in Control

          Pursuant to either their employment offer letters or the Company's current practice, in the event of involuntary termination without cause on February 1, 2015, the last day of fiscal 2014, and contingent upon execution of a release, non-competition and non-solicitation agreement, each of our NEOs would receive up to 24 months of base pay continuation. For Mr. DeAngelo, Mr. Levitt, Ms. Chaibi, Mr. Stegeman and Mr. Nuñez, these amounts would be up to $2,000,000, $710,600, $1,147,518, $1,493,500 and $873,540, respectively. The employment offer letters do not provide for any payout upon termination as a result of death, retirement, disability, or termination for cause.

          Upon his separation in April 2015, Mr. Nuñez will receive two years of salary continuation ($873,540), a cash payment in lieu of continued benefits in the amount of $18,455, and will retain his Company car, laptop and cell phone. In connection with his separation, Mr. Nuñez executed a release, non-competition and non-solicitation agreement and all post-termination payments will be subject to continued compliance with the terms of this agreement. The Company accrued expense of $35,110 with respect to his car, which is the cost to the Company of breaking the lease on the car. Tax gross-ups in the amount of $34,607 will be paid by the Company with respect to the employee benefits and Company car. The laptop and cell phone have a nominal value of $500 or less. In addition, the Company accrued $407,726 of compensation expense in fiscal 2014 with respect to the accelerated vesting of stock options and extension of the exercise period with respect to such options. These amounts are reported in the "All Other Compensation" column of the Summary Compensation Table on page 47 and further explained by footnote to the table.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 51

EXECUTIVE COMPENSATION (continued)

Stock Plan

          Under the Stock Plan, an executive's unvested stock options are cancelled upon termination of his or her employment, except for terminations due to death or disability. Upon death or disability, unvested stock options vest and remain exercisable. In the case of a termination for cause (as defined in the Stock Plan), the executive's unvested and vested stock options are cancelled as of the effective date of the termination. Following a termination of employment other than for cause, vested options are cancelled unless the executive exercises them within 90 days (180 days if the termination was due to death, disability or retirement) or, if sooner, prior to the options' normal expiration date). Equity awards granted under the Omnibus Stock Plan may provide for continued vesting of the award in the event of retirement at or after age 62 with at least five years of continuous service with the Company, contingent upon the executive: (i) not competing with the Company and its subsidiaries for the one-year period after retirement; and (ii) not engaging in activities that would constitute cause had the executive continued employment with the Company. The executive has 180 days to exercise options vested at the time of such retirement and 90 days to exercise options vesting after such retirement.

          Under the Stock Plan, upon a change in control of the Company, all outstanding awards may be assumed and/or replaced with substitute awards having the same or better terms and conditions, provided that any substitute awards under the Omnibus Stock Plan must fully vest on a participant's involuntary termination of employment without "cause" or constructive termination of employment, in each case occurring within two years following the date of the change in control. In the event such awards are not assumed and/or replaced in connection with the change in control, the awards will vest and be cancelled for the same per share amount paid to the stockholders in the change in control (less, in the case of options and SARs, the applicable exercise or base price). The administrator has the ability to prescribe different treatment of awards in the award agreements.

          We believe this structure is fair to both our associates and to our stockholders, as the awards may represent compensation for the loss of an executive's job after a lifetime career and for the appreciation of stock granted many years before. Had a change in control occurred at the end of fiscal 2014 and the awards were not assumed or replaced with new rights with similar terms, based on a closing stock price of $28.83 at the end of fiscal 2014, our NEOs would have received a benefit from the accelerated vesting of unvested equity in the following amounts:

Name	Accelerated Vesting of Equity on Change in Control ($)

Joseph DeAngelo	10,547,998
Evan J. Levitt	1,945,249
Anesa T. Chaibi	3,158,300
John A. Stegeman	2,946,762
Jerry L. Webb	2,127,216
Ricardo J. Nuñez	2,054,498

          Under the Pre-IPO Stock Plan a "change in control" is defined as:

  •
  the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities, other than any such acquisition by the Company, any of its

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 52

EXECUTIVE COMPENSATION (continued)

      subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or by the Equity Sponsors, or any affiliates of any of the foregoing;

  •
  the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated Company; or

  •
  the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

          Under the Omnibus Stock Plan, a "change in control" also includes the following events:

  •
  within any 24-month period, the persons who were directors of the Company at the beginning of such period (the "Incumbent Directors") cease to constitute at least a majority of the board, provided that any director elected or nominated for election to the board by any Equity Sponsor or a majority of the Incumbent Directors still in office are treated as an Incumbent Director;

  •
  the approval by the Company's stockholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Company subsidiary or a liquidation as a result of which persons who were holders of voting securities of the Company immediately prior to such liquidation, or any or all of the Equity Sponsors, won, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 53

COMPENSATION COMMITTEE REPORT

Report of the Compensation Committee

          The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed it with management. Based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended February 1, 2015 filed with the U.S. Securities and Exchange Commission.

The Compensation Committee:
Kathleen J. Affeldt, Chair John W. Alden Betsy S. Atkins Patrick R. McNamee

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 54

AUDIT COMMITTEE REPORT

Report of the Audit Committee

          The Audit Committee of our board of directors is responsible for, among other things, reviewing with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In connection with the 2014 audit, the Audit Committee has:

  •
  Reviewed and discussed with management the Company's audited financial statements and management's report on internal control over financial reporting included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2015;

  •
  Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T; and

  •
  Received from and discussed with PricewaterhouseCoopers LLP the communications from PricewaterhouseCoopers LLP required by the PCAOB their independence.

          Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements and management's report on internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2015 for filing with the Securities and Exchange Commission.

          The Audit Committee has adopted a charter and a process for pre-approving services provided by PricewaterhouseCoopers LLP.

          The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 5605(c) of the NASDAQ Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee:
Charles W. Peffer, Chair Peter A. Leav Patrick R. McNamee

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 55

AUDIT MATTERS

Principal Accounting Firm Fees

          Aggregate fees billed to us for the fiscal years ended February 1, 2015 and February 2, 2014 by our independent registered public accountants, PricewaterhouseCoopers LLP and its respective affiliates, were:

	FYE2015	FYE2015
Fees Billed	(Fiscal 2014)	(Fiscal 2013)

Audit Fees(1)	$ 3.4 million	$ 3.4 million
Audited-Related Fees	N/A	N/A
Tax Fees(2)	$ 0.9 million	$ 0.8 million
All Other Fees	N/A	N/A
Total	$ 4.3 million	$ 4.2 million

  (1)
  Includes fees for the audit of our annual financial statements, review of our quarterly financial statements, statutory audits of foreign subsidiary financial statements and services associated with securities filings.

  (2)
  Includes fees for tax compliance work and advice services.

          The Audit Committee's policy is to pre-approve all audit and permissible non-audit services (including the fees and terms thereof) performed for us by the independent registered certified public accounting firm, subject to the de minimis exceptions for non-audit services described in the Exchange Act and the rules and regulations thereunder which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee approved all services provided by PricewaterhouseCoopers LLP during fiscal 2014 and 2013.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 56

PROPOSAL 1 — ELECTION OF DIRECTORS

          The board has nominated the three persons named below for election as directors at the Annual Meeting to serve until the 2018 annual meeting and until their respective successors are elected and qualify. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

  •
  Betsy S. Atkins
  •
  Paul B. Edgerley
  •
  James A. Rubright

          For biographical information about the nominees for director, including information about their qualifications to serve as a director, see "Our Board of Directors" beginning on page 14.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD
OF EACH OF THE THREE NOMINEES FOR DIRECTOR.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 57

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP audited our consolidated financial statements and internal control over financial reporting for the year ended February 1, 2015. Our Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our consolidated financial statements and internal control over financial reporting for the year ending January 31, 2016 and to prepare a report on this audit, subject to ratification by our stockholders.

          This proposal asks you to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although we are not required to obtain such ratification from our stockholders, the board of directors believes it is good practice to do so. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee may reconsider the appointment.

          A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 58

PROPOSAL 3 — STOCKHOLDER PROPOSAL ON GREENHOUSE GAS EMISSIONS

          Calvert Investment Management, Inc. ("Calvert") has given notice that a representative from Calvert intends to present for action at the Annual Meeting the following proposal, which was co-filed with Sonen Capital ("Sonen"). Calvert Global Water Fund owns 1,334,891 shares of the Company's Common Stock, having held 307,780 shares since November 19, 2013 and the remaining shares since November 24, 2014. Sonen owns 14,326 shares of the Company's Common Stock, having held such shares for one or more years.

          RESOLVED:    Stockholders request that HD Supply Holdings adopt quantitative company-wide goals for reducing GHG emissions from operations and products and report on its plans to achieve these goals by September 2015.

          SUPPORTING STATEMENT:    In 2013, the Intergovernmental Panel on Climate Change (IPCC), the world's leading scientific authority on climate change, released its fifth assessment report concluding that human-caused warming of the climate system is unequivocal," with many of the impacts of warming already "unprecedented over decades to millennia."

          PWC states that to mitigate climate change the G20 needs to reduce its carbon intensity 6 percent per year and the global economy needs to decarbonize 6 percent per dollar GDP.

          In 2012, the US experienced 11 such events resulting in an estimated $100 billion dollars in total damages and 377 fatalities. Drought in the U.S. Midwest in 2012 affected 80 percent of agricultural land, particularly corn and soybean production, costing approximately $30 billion dollars.

          Analysis by McKinsey & Co., Deloitte Consulting, and Point380 found that U.S. companies could reduce emissions 3 percent annually between now and 2020 and realize savings up to $780 billion dollars.

          Further analysis by Calvert, Ceres, WWF, and David Gardiner and Associates demonstrated that 53 Fortune 100 companies in 2012 alone reported that they are conservatively saving $1.1 billion dollars annually by decreasing their GHG emissions.

          In Climate Action and Profitability: CDP S&P 500 Climate Change Report 2014, industry leaders in the S&P 500 that are actively managing and planning for climate change report:

  •
  18 percent higher return-on-equity than peers and 67 percent higher return-on-equity than companies who do not disclose on climate change.
  •
  50 percent lower earnings volatility over past decade than low-ranking peers.
  •
  21 percent stronger dividend growth than low-ranking peers.

While over 500 businesses, including General Motors, Microsoft, and Nike signed the Climate Declaration that states, "Tackling climate change is one of America's greatest economic opportunities of the 21st century," HD Supply is largely silent on emissions reductions.

          The economic, business and societal impacts of climate change are of paramount importance to investors. 767 institutional investors with $92 trillion dollars in assets under management have supported CDP's request to over 6,000 companies for disclosure of carbon emissions, reduction goals and climate change strategies to address these risks.

          We recommend HD Supply take into consideration the IPCC analysis and identified emission reduction targets as it sets its own scientific-based goal. We also recommend that HD Supply consider renewable energy procurement as a strategy to achieve its emission reduction goals.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 59

PROPOSAL 3 — STOCKHOLDER PROPOSAL ON GREENHOUSE GAS EMISSIONS (continued)

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

          The board believes that it is premature at this time, and would not be an efficient use of the Company's resources, to adopt quantitative goals for the reduction of greenhouse gas emissions ("GHG emissions") and publish a report to stockholders on the goals and plans to achieve such goals. The subject of GHG emissions, especially potential future legislation and regulation, is currently unsettled. We believe it would be prudent to have a better understanding of the details of future legislative and regulatory programs and technologies before establishing and committing to GHG emissions reduction goals.

          Notwithstanding the evolving regulatory environment, the Company is committed to reducing GHG emissions from its products and operations, and reducing our carbon footprint, by improving our internal efficiencies and providing environmentally preferred products.

          During 2013, our largest business unit, HD Supply Facilities Maintenance, had approximately 8% fewer truck emissions per delivery because of its efficient delivery routing system. HD Supply Facilities Maintenance, in addition, has engaged in other environmentally sound practices. For example, it collected and reused more than 15,000 delivery boxes under its Box Reuse Program. Its more than 3,500 ideallygreenSM products offer customers solutions to increase the efficiency of their facilities by reducing energy costs, lowering water consumption, improving indoor air quality, reducing waste or properly disposing of hazardous materials. HD Supply Facilities Maintenance helps customers decrease their environmental impact by offering comprehensive lighting and water audits, and by working with utilities throughout the country to maximize utility rebate dollars for the customer's project. It delivers a comprehensive solution for customers looking to take advantage of utility incentives from simple retrofits to major property renovations. It performed more than 450 lighting audits for customers through November 2014. Through November 2014, HD Supply Facilities Maintenance customers have received approximately $1.3 million in utility rebates for converting to LED lighting. Over the useful life of the ideallygreenSM products purchased by customers in 2012 and 2013, there will be an estimated collective savings of $1 billion dollars in utility costs, a reduction of water consumption by an estimated 36 billion gallons, and a reduction of carbon emissions by an estimated 9 million metric tons.

          The Company recognizes that GHG emissions are an important issue, and we are committed to reducing GHG emissions in our operations and products and to assisting our customers in decreasing their environmental impact. We will continue to take responsibility for assuring that the Company is a good steward of the environment and complies with the laws and regulations where it does business. However, establishing reduction goals and publishing a report at this time as environmental regulation and legislation remains uncertain would not be an efficient use of Company resources and would be contrary to the responsibilities of the Company to our stockholders and customers.

ACCORDINGLY, THE BOARD OF DIRECTORS
RECOMMENDS THAT STOCKHOLDERS
VOTE "AGAINST" THIS PROPOSAL.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 60

OTHER INFORMATION FOR STOCKHOLDERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own beneficially more than 10% of either our common stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file with the SEC. To our knowledge, each of our directors and executive officers complied during fiscal 2014 with all applicable Section 16(a) filing requirements, other than 295 shares that were not reported on Mr. Alden's Form 3 filed on April 7, 2014 and were reported on Form 3/A filed on February 24, 2015.

Solicitation of Proxies

          We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to the proxy materials from, beneficial owners. In addition, we have retained D.F. King & Co. to assist in the solicitation of proxies for the Annual Meeting at a fee of $6,000, plus associated costs and expenses.

Stockholder Proposals or Stockholder Nominations for Director at 2016 Annual Meeting

          To be considered for inclusion in next year's proxy statement and form of proxy, proposals by stockholders for business to be considered at the 2016 annual meeting of stockholders must be submitted in writing so that they are received by the Company no later than December 2, 2015 and must comply with the requirements of SEC Rule 14a-8. Proposals should be submitted to: Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339.

          Stockholders who wish to propose business or nominate persons for election to the board of directors at the 2016 annual meeting of stockholders, and the proposal or nomination is not intended to be included in our proxy statement, must provide advance notice to us of stockholder business or nomination in accordance with Section 1.12 of our Bylaws. In order to be properly brought before the 2016 annual meeting of stockholders, Section 1.12 of our Bylaws requires that a notice of a matter the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received by our Corporate Secretary not less than 90 days nor more than 120 days before the first anniversary of the preceding year's annual stockholder meeting. Therefore, any notice intended to be given by a stockholder with respect to the 2016 annual meeting of stockholders pursuant to our Bylaws must be received by Dan S. McDevitt, General Counsel and Corporate Secretary, HD Supply Holdings, Inc., 3100 Cumberland Boulevard, Atlanta, Georgia 30339 no later than the close of business on February 13, 2016. However, if the date of our 2016 annual meeting occurs more than 30 days before or 70 days after May 14, 2016, the anniversary of the Annual Meeting, a stockholder notice will be timely if it is received by our General Counsel and Corporate Secretary by the later of (a) the close of business on the 90th day before the date of the 2016 annual meeting and (b) 10 days after public announcement of the date of meeting. Our Bylaws are available on the governance page of our investor relations website at http://ir.hdsupply.com/index.cfm.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 61

OTHER INFORMATION FOR STOCKHOLDERS (continued)

2014 Annual Report to Stockholders

          A copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2015 is available free of charge at http://www.astproxyportal.com/ast/18392/.

Other Business

          Our board of directors is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise, Joseph J. DeAngelo and Dan S. McDevitt (with full power of substitution) are your appointed representatives at the Annual Meeting and will vote in accordance with their best judgment.

 HDS Notice of Annual Meeting and 2015 Proxy Statement - Page 62

Important Notice Regarding the Availability of Proxy Materials for the Stockholders To Be Held on May 14, 2015 Annual Meeting of Stockholders to be held on: Thursday, May 14, 2015 - 12:30 p.m. (Eastern Time) 3100 Cumberland Boulevard Atlanta, Georgia 30339 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 The HD Supply Holdings, Inc. 2015 Annual Meeting of Stockholders will be held on May 14, 2015 at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339, at 12:30 p.m. Eastern Time (“Annual Meeting”). The proxy materials for the Annual Meeting are available on the Internet or by mail. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy. The items to be voted on and location of the meeting are provided below. Directions on attending the Annual Meeting to vote in person are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet, by mail or by e-mail. We encourage you to access and review all of the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you to receive a paper or e-mail copy. To facilitate timely delivery, please make the request as instructed below on or before April 30, 2015. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations: The Board of Directors recommends that you vote FOR the following proposals: 1. The election to the Board of Directors of the three nominees: Betsy S. Atkins, Paul B. Edgerley and James A. Rubright. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year ending January 31, 2016. The Board of Directors recommends that you vote AGAINST the following proposal: 3. A stockholder proposal regarding greenhouse gas emissions. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you as your admittance ticket. TO VIEW PROXY MATERIALS ONLINE: When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Please visit http://www.astproxyportal.com/ast/18392/ where the following materials are available for viewing: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Proxy Card • 2014 Annual Report on Form 10-K • Directions on attending the Annual Meeting to vote in person TO REQUEST PAPER OR ELECTRONIC MATERIALS: Telephone: 888-proxy-NA (888-776-9962) or 718-921-8562 (for international callers) E-Mail: info@amstock.com Website: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: Online: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com or scan the QR code with your smartphone and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com Until 5:00 p.m. Eastern Time the day before the meeting date. Mail: You may request a proxy card by following the instructions above under "TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS." In Person: You may vote your shares in person by attending the Annual Meeting.

Directions to the 2015 Annual Meeting of Stockholders Cumberland Center II, 3100 Cumberland Blvd., Atlanta, GA 30339 Visit Google Maps/Driving Directions for more detailed directions. Traveling North on I-75, take Exit 258 to Cumberland Boulevard Turn left on Cumberland Boulevard Destination will be on the left Traveling South on I-75, take Exit 258 to Cumberland Boulevard Turn right on Cumberland Boulevard Destination will be on the left Traveling West on I-285, take Cobb Parkway exit Turn right on Cobb Parkway Turn left on Spring Road Turn left on Cumberland Boulevard Destination will be on the right Traveling East on I-285, take Exit 18/Paces Ferry Road toward Vinings Turn right on Paces Ferry Road Turn left on Cumberland Parkway Turn right on Cumberland Boulevard Destination will be on the right Cumberland Center II, 3100 Cumberland Boulevard, is the office building behind Marriott Courtyard Parking: Complimentary visitor parking is available. The visitor parking entrance is on the right immediately when you turn into the building driveway from Cumberland Boulevard.

014475 HD SUPPLY HOLDINGS, INC. proxy for annual meeting of stockholders on may 14, 2015 solicited on Behalf of the Board of directors The undersigned hereby appoints Joseph J. DeAngelo and Dan S. McDevitt, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HD Supply Holdings, Inc., to be held at Cumberland Center II, 3100 Cumberland Boulevard, Atlanta, Georgia 30339, on Thursday, May 14, 2015, at 12:30 p.m. (Eastern Time), and at any adjournments or postponements thereof, as follows: (continued and to be signed on the reverse side.) 1.1 annual meeting of stockholders of hd supply holdings, inc. may 14, 2015 important notice regarding the availability of proxy materials for the annual meeting to be held on may 14, 2015: the proxy statement and fiscal 2014 annual report on form 10-k are available at http://www.astproxyportal.com/ast/18392/. please sign, date and mail your proxy card in the envelope provided as soon as possible. signature of stockholder date: signature of stockholder date: note: please sign exactly as your name or names appear on this proxy. when shares are held jointly, each holder should sign. when signing as executor, administrator, attorney, trustee or guardian, please give full title as such. if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. if signer is a partnership, please sign in partnership name by authorized person. to change the address on your account, please check the box at right and indicate your new address in the address space above. please note that changes to the registered name(s) on the account may not be submitted via this method. 1. to elect three directors nominated by the board of directors to serve until our 2018 annual meeting of stockholders; o betsy s. atkins o paul b. edgerley o james a. rubright 2. to ratify the appointment of pricewaterhousecoopers llp as our independent registered public accounting firm for the fiscal year ending on january 31, 2016; the board of directors recommends a vote "against" proposal 3 3. stockholder proposal regarding greenhouse gas emissions; 4. to transact any other business as may properly come before the meeting. in their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. this proxy when properly executed will be voted as directed herein by the undersigned stockholder. if no direction is made, this proxy will be voted for all nominees in proposal 1, for proposal 2 and "against" proposal 3. for against abstain for all nominees withhold authority for all nominees for all except (see instructions below) instructions: to withhold authority to vote for any individual nominee(s), mark “for all except” and fill in the circle next to each nominee you wish to withhold, as shown here: nominees: the board of directors recommends a vote "for" the election of directors, "for" proposal 2 and "against" proposal 3. please sign, date and return promptly in the enclosed envelope. please mark your vote in blue or black ink as shown here x please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20330030000000000000 6 051415 go green e-consent makes it easy to go paperless. with e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. enroll today via www.amstock.com to enjoy online access. for against abstain signature of stockholder date: signature of stockholder date: note: please sign exactly as your name or names appear on this proxy. when shares are held jointly, each holder should sign. when signing as executor, administrator, attorney, trustee or guardian, please give full title as such. if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. if signer is a partnership, please sign in partnership name by authorized person. to change the address on your account, please check the box at right and indicate your new address in the address space above. please note that changes to the registered name(s) on the account may not be submitted via this method. 1. to elect three directors nominated by the board of directors to serve until our 2018 annual meeting of stockholders; o betsy s. atkins o paul b. edgerley o james a. rubright 2. to ratify the appointment of pricewaterhousecoopers llp as our independent registered public accounting firm for the fiscal year ending on january 31, 2016; the board of directors recommends a vote "against" proposal 3 3. stockholder proposal regarding greenhouse gas emissions; 4. to transact any other business as may properly come before the meeting. in their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. this proxy when properly executed will be voted as directed herein by the undersigned stockholder. if no direction is made, this proxy will be voted for all nominees in proposal 1, for proposal 2 and "against" proposal 3. for against abstain for all nominees withhold authority for all nominees for all except (see instructions below) instructions: to withhold authority to vote for any individual nominee(s), mark “for all except” and fill in the circle next to each nominee you wish to withhold, as shown here: john smith 1234 main street apt. 203 new york, ny 10038 nominees: annual meeting of stockholders of hd supply holdings, inc. may 14, 2015 internet - access “www.voteproxy.com” and follow the on-screen instructions or scan the qr code with your smartphone. have your proxy card available when you access the web page. vote online until 5:00 pm est the day before the meeting. mail - sign, date and mail your proxy card in the envelope provided as soon as possible. in person - you may vote your shares in person by attending the annual meeting. go green - e-consent makes it easy to go paperless. with e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. enroll today via www.amstock.com to enjoy online access. proxy voting instructions please detach along perforated line and mail in the envelope provided if you are not voting via the internet. the board of directors recommends a vote "for" the election of directors, "for" proposal 2 and "against" proposal 3. please sign, date and return promptly in the enclosed envelope. please mark your vote in blue or black ink as shown here x ------------------ ---------------- 20330030000000000000 6 051415 company number account number important notice regarding the availability of proxy materials for the annual meeting to be held on may 14, 2015: the proxy statement and fiscal 2014 annual report on form 10-k are available at http://www.astproxyportal.com/ast/18392/. for against abstain

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000238557_1 R1.0.0.51160 HD SUPPLY HOLDINGS, INC. Annual Meeting May 14, 2015 May 14, 2015 12:30 PM EDT March 17, 2015 Cumberland Center II 3100 Cumberland Boulevard Atlanta, GA 30339 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . 0000238557_2 R1.0.0.51160 1. Notice, 2015 Proxy Statement and FY2014 Annual Report on Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000238557_3 R1.0.0.51160 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Betsy S. Atkins 02 Paul B. Edgerley 03 James A. Rubright The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending on January 31, 2016 The Board of Directors recommends you vote AGAINST the following proposal(s): 3 Shareholder proposal on greenhouse gas emissions NOTE: Such other business as may properly come before the meeting or any adjournment thereof. *Directions to the Annual meeting are available at http://www.astproxyportal.com/ast/18392/

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000238557_4 R1.0.0.51160

HD SUPPLY HOLDINGS, INC. ANNUAL MEETING TO BE HELD ON 05/14/15 AT 12:30 P.M. EDT FOR HOLDERS AS OF 03/17/15 * ISSUER CONFIRMATION COPY - INFO ONLY* 4 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES. 40416M105 DIRECTORS DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1. - 01-BETSY S. ATKINS, 02-PAUL-B. EDGERLEY, 03-JAMES A. RUBRIGHT PROPOSAL(S) DIRECTORS RECOMMEND FOR 0010200 2. - TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON JANUARY 31, 2016. 3. *- STOCKHOLDER PROPOAL REGARDING GREENHOUSE GAS EMISSIONS. AGN 0065003 * NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURMENT THEREOF. MATERIALS ELECTION As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. VIF11H FOLD AND DETACH HERE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/14/15 FOR HD SUPPLY HOLDINGS, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **i** 2 -i -S DIRECTORS (MARK "X" FOR ONLY ONE BOX) FOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF Nominee. WRITE NUMBER(S) BELOW. USE NUMBER ONLY FOR AGN ABS PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK SEE VOTING INSTRUCTION NO. 2 ON REVERSE A/C FOR AGN ABS 40416M105 PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X 000 P58664 51 MERCEDES WAY EDGEWOOD NY 11717 HD SUPPLY HOLDINGS, INC. 3100 CUMBERLAND BOULEVARD, SUITE 148 ATLANTA, GA 30339 FOR FOLD AND DETACH HERE SIGNATURE(S) DATE / / PSG 12-10 4 4

VOTING INSTRUCTIONS TO OUR CLIENTS: WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM. FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD. PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION. IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES. INSTRUCTION 1 ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 2 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 3 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. INSTRUCTION 4 WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED. **IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU. Proxy Services P.O. Box 9175 Farmingdale NY 11735-9852 P.O. Box 9175 Please ensure you fold then detach and retain this portion of the Voting Instruction Form WRONG WAY Fold and Detach Here Fold and Detach Here

HD SUPPLY HOLDINGS, INC.

3100 Cumberland Boulevard

Atlanta, Georgia 30339

SUPPLEMENT TO THE PROXY STATEMENT DATED MARCH 31, 2015

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2015

This Supplement supplements and amends the Proxy Statement dated March 31, 2015 (the “Proxy Statement”) of HD Supply Holdings, Inc. (the “Company”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the board of directors of the Company for use at the Annual Meeting of Stockholders to be held on May 14, 2015 (the “Annual Meeting”), or any adjournment or postponement thereof. This Supplement, which should be read in conjunction with the Proxy Statement, is first being distributed to stockholders on or about March 31, 2015. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Executive Compensation—Tax Gross-Ups

The amount included in the Tax Gross-Up table for Jerry L. Webb in footnote 4 to the Summary Compensation Table on page 48 of the Proxy Statement was incorrectly reported as $10,217. The correct amount of tax gross-up for Mr. Webb is $73,636 and includes a tax gross-up on the bonus paid in lieu of a car benefit.

Executive Compensation—Summary Compensation Table

As a result of the Tax Gross-Up table change discussed above, the Summary Compensation Table on page 47 of the Proxy Statement is corrected as follows with respect to Jerry L. Webb: the corrected fiscal 2014 “All Other Compensation” for Mr. Webb is $104,604 and the corrected “Total” compensation for Mr. Webb is $1,297,681.

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement.

/s/ DAN S. MCDEVITT
Dan S. McDevitt
General Counsel and Corporate Secretary

Atlanta, Georgia
March 31, 2015